UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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UDR, Inc.

(Name of Registrant as Specified In Its Charter)

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1745 SHEA CENTER DRIVE, SUITE 200

HIGHLANDS RANCH, CO 80121

__________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 21, 2020

__________________

You are cordially invited to attend the 2020 Annual Meeting of Shareholders (the “Meeting”) of UDR, INC. (“UDR” or the “Company”) to be held on Thursday, May 21, 2020, at 10:00 a.m. local time at The Ritz-Carlton Denver, 1881 Curtis Street,  Denver, Colorado 80202, for the following purposes:

1.	To elect eight directors, for a term of one year each, until the next Annual Meeting of Shareholders and until their successors are elected and qualified;
2.	To ratify the appointment of Ernst & Young LLP, to serve as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020;
3.	To conduct an advisory vote on executive compensation; and
4.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Only shareholders of record at the close of business on March 23, 2020, will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.  Each share of common stock is entitled to one vote for each director position and one vote for each of the other proposals.

On or about April 2, 2020, we intend to mail to our shareholders of record a notice containing instructions on how to access our 2020 proxy statement (“Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2019, and how to vote online. The notice also provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery. If you received your annual meeting materials via email, the email contains voting instructions and links to our annual report and proxy statement on the Internet.  If you would like to reduce the costs incurred by UDR in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions on the Proxy Card to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.  We want to thank you for helping make UDR an environmentally friendly company and for your continued support of UDR.

We intend to hold our annual meeting in person; however, we are actively monitoring the coronavirus (COVID-19). We are sensitive to the public health and travel concerns that our shareholders may have and the protocols that federal, state, and local governments have imposed or may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting by means of remote communication. Please monitor our annual meeting website at https://www.udr.com/2020annualmeeting for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date.

WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE VOTE AS SOON AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED.

By Order of the Board of Directors

WARREN L. TROUPE
Corporate Secretary

April 2, 2020

Important Notice Regarding the Availability of Proxy Materials for

UDR’s Annual Meeting of Shareholders to be held on May 21, 2020.

This Proxy Statement and UDR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available free of charge at the following website: www.proxyvote.com.

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

How To Vote In Advance

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares electronically through the Internet, by telephone or, if you have requested and received a paper copy of the proxy statement, by completing, signing and returning the paper proxy card enclosed with the proxy statement.

By Telephone: You can submit your vote by proxy over the telephone by following the instructions provided on the separate proxy card if you received a printed set of the proxy materials.
By Internet: You can go to www.proxyvote.com and vote through the Internet.

By Mail:  If you have requested and received a paper copy of the proxy statement, you can mark, sign, date and return the paper proxy card enclosed with the proxy statement in the postage-paid envelope that we have provided to you. Please note that if you vote through the Internet or by telephone, you do not need to return your proxy card.

Important Notice Regarding the Availability of Proxy Materials for UDR, Inc.’s Annual Meeting of Shareholders to be held on May 21, 2020.

This Notice of Annual Meeting and Proxy Statement and UDR, Inc.’s Annual Report/Form 10-K for the year ended December 31, 2019 are available on the Internet at the following website: www.proxyvote.com.

2020 PROXY STATEMENT HIGHLIGHTS

2019 Performance Highlights

1, 3, 5 and 10-Year Total Shareholder Return as of December 31, 2019

	1-Year	3-Year	5-Year	10-Year
UDR	21.5%	41.0%	78.1%	300.6%

NAREIT Apartment Index	26.3%	35.9%	62.7%	285.7%
NAREIT Equity Index	26.0%	26.5%	41.6%	208.9%
S&P 500 Index	31.5%	53.2%	73.9%	256.7%

189th Consecutive Dividend Paid

Our January 2020 dividend represented our 189th consecutive quarterly dividend paid. We are committed to returning value to our shareholders, and for 2019 we increased our dividend by 5.7%, and we have increased our dividend 5.1% annually over the past 3 years, 5.9% annually over the past 5 years and 7.3% annually over the past 10 years.

1-Year		3-Year Average		5-Year Average		10-Year Average
5.7%	Dividend per share growth	5.1%	Dividend per share growth	5.9%	Dividend per share growth	7.3%	Dividend per share growth
6.4%	AFFO per share growth(a)	5.6%	AFFO per share growth(a)	7.2%	AFFO per share growth(a)	6.9%	AFFO per share growth(a)

(a) We present reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures, as well as additional information, in “Definitions” on page 80.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Our Five Strategic Objectives

•

Our 2019 results consisted of improvement across all five of our strategic objectives, which are: 1) operating excellence, 2) balance sheet strength, 3) portfolio composition, 4) accretive capital allocation and 5) a strong, innovative culture with a focus on sustainability.

Below is a summary of our results categorized by objective:

1.	Operating Excellence

2.	Balance Sheet Strength

*We present reconciliations of certain non-GAAP financial measures to their most directly comparable US generally accepted accounting principles (GAAP) measures in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations” in our 2019 Annual Report, including reconciliations of net income/loss reported under GAAP to NOI, FFO, FFO as Adjusted and AFFO, as well as additional information about non-GAAP measures.

(a) We present reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures, as well as additional information, in “Definitions” on page 80.

3.	Portfolio Composition

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

4.	Accretive Capital Allocation

5.	A Strong, Innovative Culture

This area involves a variety of matters within each of the environmental, social and governance areas.  Highlights during 2019 include:

Environmental

Social and Community Engagement

Governance

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Executive Compensation Highlights

Say-on-pay approved every year since it was first introduced in 2011; over the last five years, shareholder support for the vote on executive compensation has averaged 88%.

Focus on Variable Pay Linked to both Short-Term and Long-Term Performance

Focus on Performance-Based Compensation

Our focus on equity-based compensation, together with our robust CEO and executive stock ownership guidelines of 110,000 shares for the CEO and the President, 50,000 shares for any Executive Vice President and 20,000 shares for any Senior Vice President, assist in creating long-term alignment with our shareholders.

Compensation Framework
	Salary	Short Term Incentive Plan	Long Term Incentive Plan
Who Receives	All Named Executive Officers	All Named Executive Officers	All Named Executive Officers
When Received	Annually	Annually, generally in February of the year following the performance period	Annually, generally in February of the year following the end of the applicable performance period
Form	Cash	Cash or Equity (decision made by executive in prior year)	Equity
Performance Period	Continuous	1 Year	1 Year for 30% of Award; 3 Years for 70% of Award
How Payment Determined	Committee Judgment	Performance Metrics for 70%; Individual Performance for 30%	Performance Metrics

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Corporate Governance Highlights

Shareholder Engagement

In 2019, we had 345 interactions with our investors through meetings and property tours, representing ownership of approximately 79% of our outstanding common stock.

Proxy Access

The Company’s Amended and Restated Bylaws (“bylaws”) include a proxy access provision, which permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director candidates constituting up to 20% of the board.

Majority Voting

The Company’s bylaws specify a majority voting standard in uncontested director elections, which incorporates a director resignation policy for any director who does not receive the requisite vote.

Bylaw Amendment

Prior to our 2018 annual meeting, we reached out to shareholders holding approximately 74% of our outstanding common stock regarding a proposed amendment to our bylaws.  Following such discussions, we amended our charter and our bylaws to provide that a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, may propose binding amendments to our bylaws.  In order to implement the amendment to our bylaws we were required to amend our charter, which previously provided that our bylaws could only be amended by our board.  The amendment to our charter received the approval of 74% of the votes cast.

Succession Planning

We remain focused on refreshing the membership of the board. Over the last several years, we have added new independent directors to the board, most recently including the addition of Clint D. McDonnough in 2016, Mary Ann King in 2015 and Robert A. McNamara and Mark R. Patterson in 2014.

We also focus on the development of our executive management team.  In 2019, the board appointed Jerry A. Davis to President – Chief Operating Officer and five Vice Presidents were appointed to Senior Vice President.  Further, over the three years ending December 31, 2019, 716 of our associates were promoted, building a deeper and more diverse associate pool.  Of associates that were promoted to the positions of community director or director, or a higher job classification, over such three year time period, 57% were female and 28% were of ethnic backgrounds other than Caucasian.

In addition, in early 2020 our board adopted modifications to our Statement on Corporate Governance and our Nominating Committee Charter to enhance such documents by specifically requiring that diverse candidates, based on gender and ethnicity, be included in the initial pool for any external search for director candidates and any external search for a Chief Executive Officer, and to further provide that any search firm used for conducting any such search is required to include such candidates in its initial pool of candidates.  While our board has always considered diverse candidates in such searches, these modifications reflect our commitment to diversity more specifically in our Nominating Committee Charter and Statement on Corporate Governance.

Lead Independent Director

In 2017, our board determined that it was appropriate to appoint our Chief Executive Officer and President, Thomas W. Toomey, as Chairman of the Board, and, in connection therewith, to appoint James D. Klingbeil as Lead Independent Director in accordance with our governance standards.  Such appointments were effective January 1, 2018.

Honored in 2018 and 2019 for Board Composition

The Company was honored at the biennial Breakfast for Corporate Champions for having at least 30% of its board seats held by women.

Corporate Responsibility

Corporate responsibility is part of our culture and our values.  Accordingly, during 2018 we formed a corporate responsibility committee made up of members of management and headed by our Chairman and Chief Executive Officer.  The committee was formed in order to formalize our efforts with respect to environmental, social and governance initiatives and allow us to better recognize and manage risks and opportunities.  During 2018 we also hired a consultant well known in the multifamily real estate industry to assist us in reporting our efforts to the Global Real Estate Sustainability Benchmark (“GRESB”) Survey. We began reporting to GRESB in 2019.  Based on GRESB’s report in 2019, we received a GRESB public disclosure score of “A”.  In addition, in July of 2019 we published our initial Corporate Responsibility Report covering our efforts and achievements in 2018 and we intend to continue to publish such reports annually.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

We take an inclusive approach to corporate responsibility, addressing not only governance, see pages 8 to 21, but also the impact that our efforts have on the lives of our associates and our residents and the communities of which we are a part, as well as the impact of our apartment communities on the environment.  Some highlights with respect to our associates and residents are set forth elsewhere in this proxy statement, see page 36.  With respect to our communities, for a number of years we have considered environmental impacts when making decisions regarding acquisitions, development and re-development.  Highlights in recent years are set forth below:

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

OTHER MATTERS	78
Delivery of Voting Materials	78
Annual Report	78
Shareholder Proposals for the 2021 Annual Meeting of Shareholders	78
Advance Notice Procedures for the 2021 Annual Meeting of Shareholders	78
Proxy Access Procedures for the 2021 Annual Meeting of Shareholders	78
DEFINITIONS	80

PROXY SUMMARY

This summary highlights selected information about the items to be voted on at the annual meeting. This summary does not contain all of the information that you should consider in deciding how to vote. You should read the entire proxy statement carefully before voting.

Meeting Agenda and Voting Recommendations

Election of 8 Directors
The Board recommends a vote FOR each of the director nominees.
•	Diverse slate of directors with broad leadership experience.
•	All candidates are highly successful executives with relevant skills and expertise.
•	Average director tenure of 12.25 years with 7 of 8 directors to be voted upon independent of management.

See pages 1-7 for further information

Our Existing Board

		Years of Tenure	# of Other Public Company Boards	Committee Memberships (2)
Name	Principal Professional Experience (1)		AC	CC	GC	NC	EC
Katherine A. Cattanach	General Partner of INVESCO Private Capital, Inc.	14	0
Jon A. Grove	Chairman, President and CEO of ASR Investments Corporation	22	0
Mary Ann King	Co-Chairman of Moran & Company	5	0
James D. Klingbeil(3)	Chairman and CEO of Klingbeil Capital Management and The Klingbeil Company	22	0			C	C
Clint D. McDonnough	Office Managing Partner for Ernst & Young LLP’s Dallas office	4	1	C
Robert A. McNamara	Group Chief Risk Officer of Lend Lease Corporation	6	1		C
Mark R. Patterson	President of MP Realty Advisors, LLC	6	3	C
Thomas W. Toomey(4)	Chairman and CEO of UDR, Inc.	19	0

(1)	The professional experiences listed for Dr. Cattanach and Messrs. Grove, McDonnough and McNamara are these nominees’ former principal occupations.
(2)	Committee assignments for the period from the 2020 annual meeting to the 2021 annual meeting will be made after the annual election of directors at the 2020 annual meeting.
(3)	Lead Independent Director.
(4)	Chairman and Chief Executive Officer.
KEY: AC = Audit and Risk Management Committee CC = Compensation and Management Development Committee GC = Governance Committee NC = Nominating Committee EC = Executive Committee = Member C = Chair

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Information About Our Board And Committees (Page 18)

	Number of Members	Independent	Number of Meetings During 2019
Full Board of Directors	8	87.5%	5
Audit and Risk Management Committee	3	100.0%	8
Compensation and Management Development Committee	3	100.0%	5
Governance Committee	3	100.0%	4
Nominating Committee	4	100.0%	0*
Executive Committee	3	66.7%	0

___________

* During 2019, the board of directors as a whole discussed board succession and refreshment.

GOVERNANCE HIGHLIGHTS (Page 8)

UDR has a history of strong corporate governance guided by three primary principles – dialogue, transparency and responsiveness.  The board has adjusted our governance approach over time to align with evolving best practices, drive sustained shareholder value and best serve the interests of shareholders.

Shareholder	Annual Election of All Directors
Rights	Majority Voting in Uncontested Director Elections
Proxy Access for Eligible Director Candidates Nominated by Eligible Shareholders
No Shareholder Rights Plan (Poison Pill)
Confidential Voting
No material restrictions on Shareholders’ right to call a special meeting
Shareholder engagement with holders of approximately 79% of outstanding shares in 2019
Ability for Shareholders to propose binding bylaw amendments
Independent Oversight	Strong Lead Independent Director role with clearly articulated responsibilities
Audit, Compensation, Governance and Nominating Committees consist entirely of Independent Directors
All directors are independent, except the Chairman and Chief Executive Officer
Independent Directors Meet Regularly in Executive Session
Good Governance	Extensive board dialogue with formal processes for shareholder engagement and frequent cross-committee and board communications
Annual board and committee Self-Evaluations
Strong annual individual director evaluation process
Periodic continuing education for directors

All Directors Attended at Least 75% of Meetings Held

Policies requiring the initial pools of candidates for the board of directors and external searches for a Chief Executive Officer to include diverse candidates

Annual Advisory Approval of Named Executive Officer Compensation
Robust Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers
Stock Ownership Guidelines for Executive Officers and Directors
Prohibition on Hedging Transactions
Pledging Transactions Prohibited Without Prior Approval
Policy on Recoupment of Performance-Based Incentives

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Independent Registered Public Accounting Firm
The Board recommends a vote FOR ratification of Ernst & Young LLP for 2020.
•	Independent firm with few ancillary services and reasonable fees.
•	Significant industry and financial reporting expertise.

See page 72 for further information

Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal 2019.  Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal 2020. Although it is not required to do so, the board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the shareholders at the annual meeting in order to ascertain the view of our shareholders regarding such selection. Below is summary information about Ernst & Young’s fees for services during fiscal years 2019 and 2018:

Description of Services	2019	2018
Audit Fees	$1,813,186	$1,325,590
Audit-Related Fees	—	—
Tax Fees	106,539	75,597
All Other Fees	—	—
TOTAL	$1,919,725	$1,401,187

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Say-on-Pay: Advisory Vote on the Compensation of the Named Executive Officers
The Board recommends a vote FOR this proposal.
•	Independent oversight by our Compensation and Management Development Committee, with the assistance of an independent consultant.
•

Executive compensation comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation, and is determined based on the consideration of a number of factors described in more detail in “Executive Compensation — Compensation Discussion and Analysis.”

•	Executive compensation that is competitive with our peers and that is structured to be aligned with total return to shareholders and our strategy.
•	Our total shareholder return compares favorably to the peer group.

See page 73 for further information

Executive Compensation Matters (Page 31)

We are requesting your non-binding vote to approve the compensation of our named executive officers as described on pages 31 through 69 of this proxy statement. The goals for our executive compensation program are to (i) attract, retain and motivate effective executive officers, (ii) align the interests of our executive officers with the interests of the Company and our shareholders, (iii) incentivize our executive officers based on clearly defined performance goals and measures of successful achievement, and (iv) align market competitive compensation with our short-term and long-term performance.

Our shareholders have consistently supported our executive compensation program. At our 2019 Annual Meeting of Shareholders, 93% of the votes cast were voted in favor of our resolution seeking advisory approval of our executive compensation. Over the last five years, shareholder support for our advisory vote on executive compensation has averaged 88% (with no year below 84%). While we have consistently had strong shareholder support for our executive compensation program, we do continue to engage in a dialogue with shareholders on executive compensation issues. We will continue to consider the outcome of future advisory votes on executive compensation when establishing the Company’s compensation programs and policies and making compensation decisions regarding our named executive officers.

Our Use of Abbreviations: We use a number of abbreviations in this proxy statement. We refer to UDR, Inc. as “UDR,” “the Company,” “we,” “us” or “our” and to our board of directors as the “board.”  The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card. References to “fiscal 2019” and “fiscal 2020” mean our 2019 fiscal year, which began on January 1, 2019 and ended on December 31, 2019, and our 2020 fiscal year, which began on January 1, 2020 and will end on December 31, 2020, respectively. We refer to the Audit and Risk Management Committee as the “Audit Committee.”  We refer to the U.S. Securities and Exchange Commission as the “SEC” and we refer to the New York Stock Exchange as the “NYSE.”  Our 2020 Annual Meeting of Shareholders to be held on May 21, 2020 is simply referred to as the “meeting” or the “annual meeting.”

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The eight individuals listed below, each of whom is currently a member of the board, have been nominated for election to the board at the 2020 annual meeting of shareholders.  If any of the nominees is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who is designated by the present board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold their respective offices until the next annual meeting of shareholders or until their successors are elected and qualified.

Each nominee brings a strong and unique background and set of skills to our board, giving the board as a whole competence and experience in a wide variety of areas of value to the Company, including corporate governance and board service, executive management, corporate finance and financial markets, real estate investment and the real estate industry and civic leadership. For each of our director nominees, set forth below are the specific experience, qualifications, attributes or skills that led the board to conclude that the person should serve as a director for the Company. There is no family relationship between any of our directors or executive officers.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Board Expertise

At UDR, we believe that diversity of background and perspective is an important attribute of a well-functioning board. Collectively, the members of our board standing for election embody a range of viewpoints, backgrounds and expertise:

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

KATHERINE A. CATTANACH, PH.D.		JON A. GROVE
Age:	75	Age:	75
UDR Board Service		UDR Board Service
•	Tenure: 14 years (2006)	•	Tenure: 22 years (1998)
•	Audit Committee	•	Compensation Committee
•	Executive Committee
•	Governance Committee

	Independent		Independent

Professional Experience

•    Former General Partner of INVESCO Private Capital, Inc. (formerly Sovereign Financial Services, Inc.), a company specializing in private equity investments, from 1987 to 2005.

Relevant Skills

•    Currently a member of the Institute of Chartered Financial Analysts.

•    Has a strong background in both business and academia, and her expertise in investments and finance is recognized nationally and internationally.

•    Has executive management experience, having served as Founder and Chief Executive Officer of Sovereign Financial Services, Inc. and as Executive Vice President of Captiva Corporation.

•    Has a Ph.D. in Finance and has served on the faculty of the College of Business at the University of Denver and as an Associate Professor of Finance at the University of Denver’s Graduate School of Business.

Other

•    Former Secretary and a member of the Board of Trustees of Great Outdoors Colorado. She is active in, and serves as a member of, numerous charitable organizations.

•    Member of the board of directors and chair of the audit committee of Great West Trust Company.

•    Extensive civic leadership, including the Colorado Commission on Higher Education, the Governing Board for the Colorado State University System, the Foundation for Metropolitan State College, the Board of Trustees for the Colorado Chapter of the Nature Conservancy and the Board of Trustees for the Yellowstone Association.

•    From 2005 to March 2006, she served as a director and member of the audit and compensation committees of Collect America, Ltd.

•    Has served as a member of several corporate boards and board committees and on several partnership advisory boards.

Professional Experience

•    Former Chairman, President and Chief Executive Officer of ASR Investments Corporation from its organization in 1987 until our acquisition of ASR in 1998.

•    Former Chairman and director of American Southwest Holdings, LLC and SecurNet Mortgage Securities LLC.

Relevant Skills

•    From 1987 to 1998, served as the Chairman, President and Chief Executive Officer of a publicly traded real estate investment trust that owned and operated apartment communities.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

MARY ANN KING		JAMES D. KLINGBEIL
Age:	67	Age:	84
UDR Board Service		UDR Board Service
•	Tenure: 5 years (2015)	•	Tenure: 22 years (1998)
•	Audit Committee	•	Lead Independent Director
•	Governance Committee		Executive Committee Chair
			Nominating Committee Chair

	Independent		Independent

Professional Experience

•    Co-Chair of Moran & Company, a real estate brokerage firm focusing exclusively on multifamily assets and mixed use assets with significant multifamily components.

•    Partner in Charge of Moran & Company’s Irvine, California office.

Relevant Skills

•    Ms. King has been in the apartment industry since 1983.

•    Has served three terms as a ULI trustee.

•    Is currently a member of the National Multifamily Housing Council’s Executive Committee.

•    Previously served on the National Multifamily Housing Council’s Leadership Team from 2000 to 2008 and chaired that organization from 2006 to 2008.

Other

•    Over the Rainbow Association – Member of the Board of Directors, Member of the Executive Committee and Development Committee and Member and Chairman of the Association’s LIFE Fund.

•    Member of the Advisory Board of Sack Properties.

•    Full Member of ULI and Member of MFC-Blue Product Council; former Trustee from 2012-2015 and former Product Council Counselor for all four Multifamily Product Councils.

Professional Experience

•    Lead Independent Director since January 2018.

•    Chairman of the Board of Directors from March 2010 to December 2017 and Vice Chairman of the Board from October 2000 until March 2010.

•    Chairman of Klingbeil Capital Management and The Klingbeil Company.

•    Chairman and Chief Executive Officer of American Apartment Communities II from 1995 until its merger with the Company in December of 1998.

•    He currently serves as a director of numerous private companies and on the Board of Trustees of The Ohio State University. He is also the past Chairman and a lifetime member of the Board of Trustees of the Urban Land Institute and a member of the ULI Foundation Board.

Relevant Skills

•    Mr. Klingbeil has been active in nearly every aspect of real estate investment, development and management for over 60 years, with a special focus on building, acquiring, managing and/or selling multifamily communities.

•    Chairman and Chief Executive Officer of American Apartment Communities II, which had a value of $800 million when we acquired it in December 1998, and he has demonstrated exceptional leadership abilities as a member of our board since that acquisition.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

CLINT D. MCDONNOUGH		ROBERT A. MCNAMARA
Age:	64	Age:	66
UDR Board Service		UDR Board Service
•	Tenure: 4 years (2016)	•	Tenure: 6 years (2014)
•	Audit Committee Chair	•	Compensation Committee
•	Nominating Committee	•	Governance Committee Chair
		•	Nominating Committee

	Independent		Independent

Professional Experience

•    Managing Partner of McDonnough Consulting LLC, a consulting firm, since May 2016.

•    Served 38 years for Ernst & Young LLP before retiring in June, 2015.

•    In his role as Office Managing Partner for Dallas, Texas, he was responsible for day-to-day practice operations.

•    Prior to serving as the Office Managing Partner, Mr. McDonnough was the firm’s Managing Partner of Assurance & Advisory Business Services for the Southwest Area practice. He also served as Ernst & Young’s National Director of Real Estate Advisory Services.

Relevant Skills

•    Served as Ernst & Young’s National Director of Real Estate Advisory Services, creating a unified national real estate consulting practice.

Other

•    Has an extensive background in accounting, auditing and advisory services, having worked for 38 years with Ernst & Young LLP, including as the firm’s Office Managing Partner for Dallas, Texas, as Managing Partner of Assurance & Advisory Business Services for the Southwest Practice Area and as Director of Real Estate Advisory Services.

•    Mr. McDonnough serves on the board of directors and is chair of the audit committee of Forterra (Nasdaq), a manufacturer of water and drainage pipe and products, and previously served on the board of directors and as chair of the audit committee of Orix USA, a diversified financial services company.

•    Active in, and previously served on the boards of, several charitable, civic and educational organizations.

Professional Experience

•    Former Group Chief Risk Officer of the Lend Lease Corporation (ASX), an international property and infrastructure firm from 2014 to 2017.

•    Former Chief Executive Officer Americas of Lend Lease Corporation (ASX) from 2010 to 2014.

•    Former Chairman and Chief Executive Officer of Penhall/LVI International, an environmental remediation, concrete services and infrastructure repair firm, from 2006 to 2010.

•    Mr. McNamara held various positions at Fluor Corporation, a global engineering and construction company, from 1996 to 2006, including Senior Executive and Group President.

•    Mr. McNamara began his career at Marshall Contractors, Inc., a general contractor, where he held various positions from 1978 to 1996, including President and Chief Operating Officer.

Relevant Skills

•    Was responsible for ensuring Lend Lease achieves world’s best practice in risk management and operational excellence. He also oversaw Lend Lease’s Building, Engineering and Services business in Australia.

•    Mr. McNamara is an accomplished senior executive with significant expertise in construction, development and real estate investment.

•    He brings to the board over 35 years of experience managing global businesses in the development, design and delivery of projects in the government, institutional, infrastructure and industrial sectors in senior management positions.

Other

•    Member of the Board of Directors and a member of the audit committee of Jacobs Engineering Group, Inc. (NYSE), a provider of technical, professional and construction services.

•    Former Board member of several privately-held firms.

•    Mr. McNamara has also served on the board of the US China Business Council and as Chairman for the Construction Industry Institute’s Technology Implementation Task Force.

5     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

MARK R. PATTERSON		THOMAS W. TOOMEY
Age:	59	Age:	59
UDR Board Service		UDR Board Service
•	Tenure: 6 years (2014)	•	Tenure: 19 years (2001)
•	Compensation Committee Chair	•	Chairman of the Board
•	Nominating Committee	•	Executive Committee

Independent

Professional Experience

•    Currently a real estate consultant and financial advisor and is a director and President of MP Realty Advisors, LLC.

•    From September 2010 until March 2016, Mr. Patterson was Chairman, and until January 2015, Chairman and Chief Executive Officer, of Boomerang Systems, Inc., a manufacturer of fully automated, robotic parking systems.  In August 2015, Boomerang Systems, Inc. filed for bankruptcy under Chapter 11 of the US Bankruptcy Code.

•    Until January 2009, Mr. Patterson was a Managing Director and the Head of Real Estate Global Principal Investments at Merrill Lynch, where he oversaw the real estate principal investing activities of Merrill Lynch. Mr. Patterson joined Merrill Lynch in April 2005 as the Global Head of Real Estate Investment Banking and in 2006 he also became the Co-Head of Global Commercial Real Estate, which encompassed real estate investment banking, principal investing and mortgage debt.

•    Prior to joining Merrill Lynch, Mr. Patterson spent 16 years at Citigroup, where he was the Global Head of Real Estate Investment Banking since 1996.

•    Previously, Mr. Patterson was with Chemical Realty Trust in New York from 1987 to 1989, as an Associate in the Real Estate Investment Banking group and in the Real Estate Group at Arthur Andersen in Houston, Texas from 1982 to 1985.

Relevant Skills

•    Mr. Patterson has a strong background in real estate finance. During his tenure as Managing Director and Head of Real Estate Global Principal Investments at Merrill Lynch, Mr. Patterson oversaw investment banking, private equity and real estate debt.

Other

•    Mr. Patterson is Chair of the board of directors, Chair of the governance committee and was previously a member of the compensation committee and the investment committee of Americold Realty Trust (NYSE), a REIT focused on temperature-controlled warehouses, serves on the board of directors and is a member of the audit committee and compensation committee of Digital Realty Trust (NYSE), a REIT focused on data centers, and serves on the board of directors and is a member of the compensation committee and governance committee of Paramount Group, Inc. (NYSE), a REIT focused on Class A office properties.

•    Between 2011 and 2017, Mr. Patterson served on the board of directors and was a member of the audit, compensation and governance committees of General Growth Properties, a REIT focused on shopping malls, which was listed on the NYSE until its acquisition in 2018.

•    Mr. Patterson is an Advisory Director for Investcorp International, Inc., a global private equity manager, and a senior advisor to Rockefeller Capital Management, a private wealth management firm.

Professional Experience

•    Chairman and Chief Executive Officer of UDR, Inc., an $20 billion, S&P 500 company, having served as Chief Executive Officer and a member of the board since joining the Company in 2001.  Mr. Toomey also served as President of the Company from 2001 to 2019.

•    Over his tenure, Mr. Toomey has been instrumental in repositioning UDR’s portfolio, including the acquisition and disposition of over $19 billion in multifamily communities and development of $4 billion in multifamily communities, which has led to above average return of 14% for UDR’s shareholders. As of December 2019, UDR owned or had an ownership interest in approximately 51,294 apartment homes in select markets across the U.S.

Relevant Skills

•    Chief Executive Officer of UDR.

•    Prior to heading UDR, Mr. Toomey held various senior positions, including Chief Operating Officer and Chief Financial Officer, with AIMCO (NYSE), a multifamily REIT peer. At AIMCO, Mr. Toomey was instrumental in transforming the company into the largest apartment owner in the U.S., growing its portfolio ten-fold over his tenure.

•    Prior to AIMCO, Mr. Toomey served as a Senior Vice President with Lincoln Property Company, a multifaceted, national real estate firm, for five years.

Other

•    As a leader in the real estate industry, Mr. Toomey is a Trustee, Governor and the immediate past Global Chair of the Urban Land Institute (ULI), a Board member of the ULI Foundation, a past member of the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), on the Executive Committee of the National Multi Housing Council (NMHC), a member of The Real Estate Roundtable and is past Chair and a Trustee of the Oregon State University Foundation.

•    Mr. Toomey served on the board of directors and was a member of the audit committee of The Ryland Group, Inc. (NYSE), a home builder, from December 2013 until its merger with Standard Pacific in October 2015.

6     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast is required for the election of a director in an uncontested election. A majority of the votes cast means that the number of shares voted “for” a director’s election exceeds fifty percent of the total number of votes cast with respect to that director’s election. If an incumbent director does not receive a majority of the votes cast for his or her election, the director is required to tender his or her resignation for the consideration of the board. See “Corporate Governance Matters – Majority Voting Standard for Uncontested Director Elections.”

  Our board recommends that the

shareholders vote “FOR” the director nominees listed above.

7     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

CORPORATE GOVERNANCE MATTERS

Corporate Governance Overview

We believe that effective and transparent corporate governance is critical to our long-term success and our ability to create value for our shareholders. We frequently review our corporate governance policies, monitor emerging developments in corporate governance and enhance our policies and procedures when our board determines that it would benefit our Company and our shareholders to do so.

We maintain a corporate governance page on our website that includes key information about UDR’s corporate governance, including our:

•	Statement on Corporate Governance;
•	Code of Business Conduct and Ethics;
•	Code of Ethics for Senior Financial Officers;
•	Related Person Transactions Policy;
•	Amended and Restated Insider Trading Policy;
•	Recoupment of Performance-Based Incentives Policy;
•	Executive Stock Ownership Guidelines;
•	Charter of the Audit Committee;
•	Charter of the Compensation Committee;
•	Charter of the Governance Committee; and
•	Charter of the Nominating Committee.

All of these documents can be found by accessing the “Investor Relations” page at ir.udr.com and then clicking on “Corporate Governance” and “Governance Documents.” The documents noted above will also be provided without charge to any shareholder who requests them. Any changes to these documents, and any waivers granted by us with respect to our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers, will be posted on our website.

We believe in and follow certain principles with respect to governance as follows:

• •
Principle 1: Boards are accountable to shareholders.	 All directors stand for election annually  Proxy access with market terms  Shareholder ability to propose binding bylaw amendments
Principle 2: Shareholders should be entitled to voting rights in proportion to their economic interest.

 Each shareholder gets one vote per share

 Majority voting in uncontested director elections, and directors not receiving majority support must tender their resignation for consideration by the board

Principle 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives.

 Management met with investors owning approximately 79% of shares outstanding in 2019

 Engagement topics included corporate strategy, sustainability and social strategy, enterprise risk management, board composition, leadership and refreshment, succession planning, ESG, culture, and executive compensation program

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

• • •
Principle 4: Boards should have a strong, independent leadership structure.

• Strong Lead Independent Director with clearly defined duties that are disclosed to shareholders

 Board considers appropriateness of its leadership structure at least annually

 Strong Independent Committee Chairs

 Proxy Statement discloses why board believes current leadership structure is appropriate

Principle 5: Boards should adopt structures and practices that enhance their effectiveness.	 As of March 23, 2020, 87.5% of board members are independent  Annual board evaluation  Active board refreshment plan; four new board members in last six years
Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company.

 Our vote on our executive compensation program received approximately 93% shareholder support in 2019

 Compensation Committee annually reviews and approves incentive program design, goals and objectives for alignment with compensation and business strategies

 Annual and long-term incentive programs are designed to reward financial and operational performance that furthers short- and long-term strategic objectives

We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the rules of the SEC and the corporate governance rules of the NYSE. Our policies and practices meet, and in many cases exceed, the listing requirements of the NYSE, applicable SEC rules and the corporate governance requirements of the Sarbanes-Oxley Act and the Dodd-Frank Act, including:

•	The board has adopted clear corporate governance policies;
•	Seven of our eight current board members (and seven of the eight to be voted on at the 2020 annual meeting) are independent directors as defined by the NYSE;
•	The independent directors meet regularly without the presence of management;
•	All members of the Audit Committee, Compensation Committee, Governance Committee and Nominating Committee are independent directors;
•	While the Chairman and Chief Executive Officer role is combined, the board has appointed a Lead Independent Director in accordance with our Statement on Corporate Governance;
•	The charters of the board committees clearly establish their respective roles and responsibilities and are reviewed annually;
•

The board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, and employees and that is required to be provided to agents and consultants that, among other things, prohibits bribery and other forms of corruption;

•	We have a Code of Ethics for Senior Financial Officers that applies to our senior financial officers; and
•

We have a hotline with a 1-800 number and a third-party anonymous reporting system at www.mysafeworkplace.com available to all employees, and our Audit Committee has procedures in place for the anonymous submission of any employee complaint, including those relating to accounting, internal controls or auditing matters. Instructions for making a report are published in the Corporate Governance subsection of the Investor Relations page of the Company’s website at ir.udr.com.

9     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Majority Voting Standard for Uncontested Director Elections

The Company’s bylaws specify a majority voting standard in uncontested director elections, which incorporates a director resignation policy for any director who does not receive the requisite vote. Under this majority voting standard, the affirmative vote of a majority of the votes cast is required for the election of a director in an uncontested election. A majority of the votes cast means that the number of shares voted “for” a director’s election exceeds fifty percent of the total number of votes cast with respect to that director’s election. If an incumbent director does not receive a majority of the votes cast for his or her election, the director is required to tender his or her resignation to the board. The board would then decide within 90 days following certification of the shareholder vote, through a process managed by the Governance Committee and excluding the nominee in question, whether to accept or reject the tendered resignation, or whether other action is recommended. The board would promptly publicly disclose its decision and rationale. If an incumbent director’s resignation is accepted by the board, then the board may fill the resulting vacancy or decrease the size of the board in accordance with the bylaws. If a director's resignation is not accepted by the board, such director will continue to serve until his or her successor is duly elected and qualified, or his or her earlier death, resignation, retirement or removal. For the purposes of applying this majority voting standard, an election is considered “uncontested” if no shareholder provides notice of intention to nominate one or more candidates to compete with the boards’ nominees in the manner required by the bylaws, or if any such shareholder or shareholders have withdrawn all such nominations at least ten (10) days prior to the filing our definitive proxy statement with the SEC. In any contested election, each director shall be elected by a plurality of votes cast, in which case each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Our Commitment to Shareholder Engagement

The Company has an ongoing proactive practice of meeting with and discussing corporate governance issues with significant shareholders throughout the year.  We value the insights of and feedback from our shareholders and remain committed to ongoing engagement with investors.  To this end, we engage in regular outreach to enable meaningful discussion and deliver feedback to our board to help drive strategic results.  In 2019, we engaged in direct outreach and discussions with 345 shareholders representing 79% of our outstanding shares.  Key topics of focus during such interactions included company strategy and results, technological operating and capital allocation initiatives and environmental, social and governance (ESG) matters.

•

Ongoing Shareholder Outreach: Our Chairman and Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer, and Investor Relations team frequently meet/interact with shareholders, including the investment community, throughout the year.  In addition, members of management, including our Senior Executive Vice President, General Counsel, Chief Financial Officer, and Investor Relations team, meet and interact with key governance contacts at our larger shareholders and other such as proxy advisors over the course of the year.

•

Purposeful Engagement: We seek transparent and collaborative discussions with shareholders, and our engagement with investors includes the appropriate level of senior management for the topics being discussed to ensure actionable outcomes, where appropriate.

•

Regular Board Meetings: The Governance Committee, Compensation Committee, Audit Committee, and the board request and receive reports regarding shareholder engagement several times each year from UDR management.  In addition to reviewing the content of such reports, our board will consider shareholders’ feedback and insights.

10     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

•

We also attend a variety of investor conferences annually at which we interact with shareholders throughout the year.  While the schedule may vary year-to-year, the conferences we attended in 2019 are as follows:

o	January 2019
▪	Evercore ISI Annual Denver Investor Meeting
o	March 2019
▪	Citi Global Property CEO Conference
▪	BofA/ML Seattle/San Francisco Investor Tour and Sit Down
▪	Citi New York City Investor Tour and Sit Down
o	May 2019
▪	BofA/ML New York City Deep Dive
▪	Evercore ISI Boston Investor Tour and Sit Down
▪	Evercore ISI Seattle/San Francisco Investor Tour and Sit Down
o	June 2019
▪	NAREIT 2020 Investor Conference
o	August 2019
▪	Mizuho Securities Denver Investor Meeting
o	September 2019
▪	Evercore ISI Annual Real Estate Conference
▪	BofA/ML Global Real Estate Conference
▪	Citi Seattle Investor Tour and Sit Down
▪	Boston Non-Deal Roadshow Hosted by Citi
▪	Jefferies Denver Investor Meeting
o	October 2019
▪	U.S. Bank Boston Fixed Income Investor Tour and Sit Down
o	November 2019
▪	NYC Sell-Side Analyst Non-Deal Roadshow
▪	NAREIT REITworld 2020 Annual Conference
▪	Citi NAREIT LA Investor Tour
o	December 2019
▪	Citi Philadelphia Investor Tour and Sit Down
▪	Toronto Non-Deal Roadshow Hosted by Morgan Stanley
▪	Chicago Non-Deal Roadshow Hosted by JP Morgan

Identification and Selection of Nominees for Directors

Our Nominating Committee works closely with our Chairman and Chief Executive Officer (“CEO”) and Lead Independent Director (who currently serves as Chairman of the Nominating Committee) in recommending to the board criteria for open board positions, taking into account such factors as the Nominating Committee deems important, including, among others, the current composition of the board, the range of talents, experiences, expertise and skills that would complement those already represented on the board and those that would help achieve the Company’s goals. In evaluating a nominee, the board, acting through our Nominating Committee, will consider, among other things, whether a potential director nominee has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the board. The Nominating Committee considers candidates that are suggested by members of the board, as well as management, our shareholders and any director search firm retained by the board or the Nominating Committee, using the same criteria to evaluate all candidates.

11     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

The board believes its effectiveness is enhanced by being comprised of individuals with diverse backgrounds, skills and experience that are relevant to the role of the board and the needs of our business. In 2020, consistent with its overall views with respect to diversity and in order to formalize our practice, the board enhanced our Statement on Corporate Governance and the Charter of our Nominating Committee by amending such documents to specifically require that diverse candidates, based on gender and ethnicity, be included in the initial pool for any external search for director candidates or for any external search for a Chief Executive Officer.  In addition, any search firm used for conducting any such searches is required to include such candidates in its initial pool of candidates.  The board, through the Nominating Committee and in consultation with our CEO, will regularly review the changing needs of the business and the skills and experience of its board members, with the intention that the board will be periodically “renewed” as certain directors rotate off and new directors are recruited. The board’s commitment to diversity and renewal will be tempered by the need to balance change with continuity and experience. The board believes that its commitment in this regard has been effective in establishing a board that consists of members with diverse backgrounds, skills and experience that are relevant to the role of the board and the needs of the business, and the board will continue to monitor the effectiveness of these efforts as part of its periodic self-assessment process.

Once a potential director nominee has been identified, the Nominating Committee, in consultation with the Chairman and CEO and Lead Independent Director, will evaluate the prospective nominee against the specific criteria that have been established, as well as the standards and qualifications contained in our Statement on Corporate Governance. If it is determined based upon a preliminary review that a candidate warrants further consideration, members of the board, as appropriate, will interview the prospective nominee. After completing this evaluation and interview process, the board makes the final determination as to whether to nominate or appoint the new director.

In addition to any other applicable requirements, Section 2.11 of the bylaws sets forth the procedures and requirements relating to nominations of directors by shareholders. Any shareholder who wishes to recommend a prospective nominee for consideration at our 2021 annual meeting of shareholders must submit specified information, no sooner than November 3, 2020 and no later than December 3, 2020.

Each proposed candidate also must submit a written questionnaire, representation and agreement specifically addressing agreements, arrangements or understandings that the candidate has with certain other persons, including with respect to voting commitments and compensation, as well as a representation and agreement to

12     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

comply with our applicable policies, codes and guidelines. Such information should be sent to the attention of our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.

Proxy Access

The Company’s bylaws include a proxy access provision which permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director candidates constituting up to 20% of the board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the bylaws.

Shareholder Bylaws Amendments

At our 2018 annual meeting, the Company sought shareholder approval to amend our charter to remove the exclusive ability of the board, as is permitted by Maryland law, to amend our bylaws. The amendment to our charter received the approval of 74% of the votes cast.

Prior to our 2018 annual meeting, we reached out to shareholders holding approximately 74% (including 24 of our largest shareholders) of our outstanding common stock regarding our proposed amendment to our bylaws.  Based on such discussions, the vast majority of such shareholders’ view was that an ownership limit in excess of that provided by Rule 14a‑8 promulgated by the Securities and Exchange Commission would be appropriate in order to ensure that the shareholder proposing an amendment to our bylaws was committed to the long-term success of the Company as evidenced by being a long-term investor with a substantial ownership interest in the Company.  While there were shareholders who informed us that our proposed ownership limit was acceptable, there was not a consensus as to what is the appropriate ownership limit, with some shareholders indicating that they consider it on a case-by-case basis.  In addition, our own research confirmed and continues to confirm that a number of public companies require a supermajority vote of shareholders to amend the bylaws and that a number of companies incorporated in Maryland provided and continue to provide their board of directors with the exclusive ability to amend the bylaws, as permitted by Maryland law.

Following the approval by our shareholders of the charter amendment, the board amended our bylaws to provide that a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years could propose a binding amendment to our bylaws.  A shareholder proposal submitted under our amended bylaws may not alter, modify or repeal Article VII of the bylaws (which addresses indemnification) or Section 8.5 (which addresses procedures for amending the bylaws) without the approval of any indemnitees adversely affected or our board, respectively.

While the board believes that the bylaw amendment was appropriate, the board routinely considers governance matters, including the views of our shareholders, and may in the future determine that it is appropriate to take further action with respect to our shareholders’ ability to propose binding amendments to our bylaws.

Director Rotation and Retirement

Directors are elected annually to serve for a term until the next annual meeting of shareholders or until their successors are elected and qualified. The board does not impose arbitrary limits on the number of terms a director may serve. However, the Nominating Committee will consider various criteria, including a director’s contribution to the board, in determining whether or not to recommend a director for re-election. Employee directors are required to resign as a director after ceasing to be an employee, unless the board asks them to continue to serve. The Chairman will refer the resignation to the Governance Committee for review. The board will decide, in light of the circumstances and the recommendation of the Governance Committee, the date at which the resignation will become effective. A vacancy created by a director’s retirement may be filled by a majority of the remaining directors in accordance with our bylaws. A director so appointed to fill the vacancy will

13     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

stand for re-election at the first annual meeting of shareholders following that director’s appointment to the board if recommended for re-election by the Nominating Committee. In addition, the Company requires that directors tender their resignation when they change employment or other significant organizational affiliations. The board then decides, in light of the circumstances and the recommendation of the Governance Committee, whether to accept such resignation.

Director Independence

The board’s policy is that a significant majority of its members should be independent directors (see our Statement on Corporate Governance, which is available on our website at ir.udr.com). Each year, the board affirmatively determines whether each director has any material relationship with the Company (directly, or as a partner, shareholder or officer of an organization that has such a relationship with the Company), as defined under the NYSE listing standards and the Company’s director independence standards. The board has determined that all directors who served in 2019, and the directors who are standing for election at the annual meeting, are independent under both sets of standards, except Mr. Toomey, who is not independent because, in addition to serving as Chairman, he is the Company’s CEO. Additional information about each of the directors standing for election is set forth under Proposal No. 1 in this proxy statement. In making these independence determinations, the board considered information submitted by the directors in response to directors’ questionnaires and information obtained from the Company’s internal records.

Succession Planning

One of the primary responsibilities of the board is to ensure that the Company has the necessary senior management talent to pursue our strategies and to be successful. The Company’s Statement on Corporate Governance states that the board is responsible for appointing the CEO, and planning for his succession, as well as the succession for other executive officers of the Company. The Compensation Committee is responsible for annually reviewing the development and retention plans for the Company’s key executive officers, including the CEO, reviewing and approving a succession plan for the CEO, and ensuring succession plans are in place for the Company’s key executive officers reporting to the CEO. Consistent with its responsibilities, the Compensation Committee regularly reviews succession plans for the CEO and the key executive officers, and reports to the board regarding those plans. Under the direction of the Compensation Committee, the CEO and the SVP – Organizational Development and Engagement have undertaken and continue to undertake a concerted effort to develop and implement a strategy to identify, assess and develop successors for the key executive officers. This effort involves potential candidates working with third party consultants and completing a series of leadership assessment programs with the goal of determining skill sets and executive potential as potential successors for key executive officers.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

The graphic below illustrates the activities taken in connection with succession planning.

The Company has a proven track record on talent development and succession:

•	Mr. Davis was promoted to President-Chief Operating Officer in 2019;
•	Five Vice Presidents were promoted to Senior Vice Presidents in 2019;
•	We had successful CFO and Chief Accounting Officer transitions in 2017;
•	Over the three-year period ending on December 31, 2019 we have deepened our management pool and have also made it more diverse:
•	57% of associates who were promoted to the positions of community director or director or higher job classifications were female; and
•	28% were of ethnic backgrounds other than Caucasian.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

The following outlines certain highlights of our succession planning:

Management Succession
•	The Company maintains an executive talent pipeline for every executive officer position, including the CEO position.
•

The executive talent pipeline includes “interim,” “ready now,” and “under development” candidates for each position.  The Company has an intentional focus on those formally under development for executive roles.  Management is also focused on attracting, developing and retaining strong talent across the organization.

•

The executive talent pipeline is formally updated annually and is the main topic of at least two of the Compensation Committee’s meetings each year.  The Compensation Committee also reviews the pipeline in connection with year-end performance and compensation reviews for every executive officer position.  The pipeline is discussed regularly at the executive management level as well.

•	Talent development and succession planning is a coordinated effort among the CEO, the Compensation Committee, and the Company’s Human Resources team, as well as each succession candidate.
•	The board is provided exposure to succession candidates for executive officer positions, including by attendance of potential candidates at board meetings from time-to-time.
•	All executive succession candidates have development plans.
•	All CEO succession candidates receive one-on-one development from a professional executive coach.
•	The CEO provides formal updates to the Compensation Committee and the board annually on CEO succession candidates’ development plan progress.
•

The Company maintains a forward-looking approach to succession. Positions are filled considering the business strategy and needs at the time of a vacancy and the candidate’s skills, experience, expertise, leadership and fit.

Director Responsibilities and Obligations

Our directors have specific responsibilities and obligations arising from their service on the board and the Committees of the board, as described in the table below:

Responsibilities of the Board of Directors:

In addition to each director’s basic duties of care and loyalty, the board has separate and specific obligations under our Statement on Corporate Governance. Among other things, these obligations require directors to effectively monitor management’s capabilities, compensation, risk oversight, leadership and performance, without undermining management’s ability to successfully operate the business. In addition, the board and the board’s committees have the authority to retain outside legal, accounting or other advisors, as necessary, to carry out their responsibilities.

Director Education:

All directors are expected to be knowledgeable about the Company and its industry and to understand their duties and responsibilities as directors. The Company recognizes the importance of continuing education for directors and is committed to supporting continuing director education in order to enhance board and committee performance. We conduct periodic continuing education for directors and, at a director’s request, we will arrange for the director’s participation in cost-effective continuing education programs offered by third parties that are relevant to the director’s role as a board and committee member. All of our independent directors are expected to participate in orientation programs. In addition, orientation sessions are conducted by senior management to familiarize directors with the Company’s strategic plans, significant financial, accounting and risk management issues, our compliance programs, our Code of Business Conduct and Ethics, and our principal officers, as well as our internal and external auditors.  Finally, certain board meetings are held in locations where we own properties so that directors can observe our properties and operations.

Director Evaluations:

The board, acting through the Governance Committee, annually evaluates the effectiveness of the board collectively and of board members individually, and the performance of each standing board committee. The Governance Committee determines the appropriate means for this evaluation.

Committee Evaluations:	Each committee of the board annually evaluates the effectiveness and performance of each respective committee collectively and of the members of each respective committee individually.
Directors’ Share Ownership Guidelines:

Our Statement on Corporate Governance provides that each director is expected to develop a meaningful equity stake in our Company over time and that after the fifth anniversary of election to the board, each director is required to own shares of the Company’s common stock and/or LTIP Units (as described below) equivalent to not less than 5 times their respective annual cash retainer. Each of our directors is in compliance with our share ownership guidelines.

Board Attendance at Annual Meeting:

The board has adopted the following policy on director attendance at meetings: Absent extenuating circumstances, directors are expected to attend in person our annual meeting of shareholders, all regularly scheduled board and committee meetings and to participate telephonically in regularly scheduled board and committee meetings when they are unable to attend in person. All of our ten serving directors attended our 2019 annual meeting of shareholders.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Board Leadership Structure and Committees

The leadership structure of the board and information regarding the Audit, Compensation, Governance and Nominating Committees is provided in the following table:

Board Leadership Structure:

The board periodically evaluates our board leadership structure. As stated in our Statement on Corporate Governance, the board will exercise its discretion in combining or separating the offices of Chairman of the Board and Chief Executive Officer. The determination is based on the board’s judgment of the best interests of the Company and its shareholders from time to time.

We currently combine the roles of the Chairman of the Board and Chief Executive Officer.  Effective January 1, 2018, the board appointed Mr. Toomey Chairman of the Board, in addition to his roles at that time of Chief Executive Officer and President. The appointment of Mr. Toomey to the role of Chairman of the Board, Chief Executive Officer and President in 2018 reflected his strong knowledge of the multifamily real estate industry and the complex operations of UDR. Effective January 1, 2019, Mr. Toomey resigned as President and Mr. Davis was appointed President – Chief Operating Officer. The board believes that while serving as Chairman and Chief Executive Officer, Mr. Toomey is best equipped to lead the board in the discussion of key business and strategic matters, and to focus the board on the most critical issues facing UDR. The board further believes that, in serving as the Chairman and Chief Executive Officer, Mr. Toomey offers the Company-specific expertise and extensive industry knowledge that is necessary as we pursue our five strategic objectives, which are operating excellence, balance sheet strength, portfolio diversification, capital allocation and creating an empowering culture and a great place to work and live, while at the same time leading the board’s efforts in oversight of the Company and its management.

Our Statement on Corporate Governance provides that if the offices of Chairman of the Board and Chief Executive Officer are combined, or if the Chairman does not qualify as an independent director, the board will designate a Lead Independent Director, who will chair the executive sessions of the board and have such other duties as the board deems appropriate. The name of the Lead Independent Director will be disclosed in our annual proxy statement.

Effective January 1, 2018, the board appointed Mr. Klingbeil as Lead Independent Director.  Mr. Klingbeil has extensive experience leading the board, having served as Chairman of the Board from 2010 to 2017, and having served as Vice Chairman of the Board from 2000 to 2010.  Mr. Klingbeil has served on the board since 1998. As Lead Independent Director, Mr. Klingbeil’s duties include:

•   presiding at all meetings of the board at which the Chairman is not present;

•   calling meetings of the independent directors;

•   chairing meetings of the independent directors;

•   serving as a liaison between the Chairman and the independent directors;

•   approving agendas for the meetings of the board;

•   approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•   developing and managing (with oversight from the Governance Committee) a process for the annual evaluation of the effectiveness of directors and the board;

•   serving as an informal advisor to the Chairman on matters pertaining to board practices; and

•   performing such other duties as the board may from time to time delegate.

The board’s administration of its risk oversight function has not affected the board’s leadership structure.

Independence of the Audit, Compensation, Governance and Nominating Committees:

The Audit, Compensation, Governance and Nominating Committees consist entirely of independent directors, as defined in the NYSE listing standards and the Company’s director independence standards. Each member of the Audit Committee and the Compensation Committee also satisfies the additional independence requirements set forth in rules under the Securities Exchange Act of 1934 and the NYSE listing standards.

17     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Audit Committee Financial Expert:

Each member of the Audit Committee is financially literate, and the board has determined that each member of the Audit Committee is an “audit committee financial expert” within the meaning of the SEC’s regulations.

Executive Sessions of Independent Directors:

Our independent directors hold regularly scheduled executive sessions at which our independent directors meet without the presence of management. These executive sessions generally occur around regularly scheduled meetings of the board. The Lead Independent Director presides as chairman of these executive sessions.

Compensation Committee Interlocks and Insider Participation:

The members of the Compensation Committee in fiscal 2019 included Jon A. Grove, Robert A. McNamara, and Mark A. Patterson (Chairman). None of the members of the Compensation Committee during fiscal 2019, or as of the date of this proxy statement, is a former or current officer or employee of the Company or has any interlocking relationships as set forth in applicable SEC rules. In addition, during 2019 and through the date of this proxy statement, none of our executive officers has served as a member of the board or compensation committee of any other entity that has one or more executive officers serving as a member of our board or Compensation Committee.

 Role of Compensation Committee and Compensation Consultants

Our Compensation Committee is responsible for developing and administering compensation programs for (1) our directors, (2) our executive officers, including base salaries and short-term and long-term incentive compensation plans, and (3) long-term incentive compensation plans for all of our associates. Annually, the entire board submits an evaluation of the CEO’s performance to the Chairman of the Compensation Committee and then the board meets in executive session to discuss and evaluate the performance of our CEO.  After that, the members of the Compensation Committee meet in executive session, without the CEO present, to further discuss and evaluate the performance of our CEO.

Our CEO makes recommendations to, and consults with, the Compensation Committee with respect to the compensation for the executive officers who report directly to our CEO.

The Compensation Committee has the sole authority to retain and terminate any compensation consultants to be used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee engaged FPL Advisory Group as its independent compensation consultant.

FPL reports directly to the Compensation Committee, and the Compensation Committee is free to replace FPL or to hire additional consultants from time to time. FPL does not have any conflict of interest with the Company, the members of the Compensation Committee or our executive officers. For more information regarding the Compensation Committee’s compensation consultants, see “Executive Compensation — Compensation Discussion and Analysis — Compensation Consultants.”

Board of Directors and Committee Meetings

The board held five meetings during fiscal 2019, including one meeting that was held by teleconference. No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the board, and (2) the total number of meetings held by all committees of the board on which he or she served during fiscal 2019. The board has standing Audit, Compensation, Governance, Nominating and Executive Committees to assist it in discharging its duties. Information regarding each committee is set forth below:

18     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Committee	Members on 12/31/2019	Key Functions	Number of Meetings in 2019
Audit	Clint D. McDonnough(1) Katherine A. Cattanach Mary Ann King

• Assists the board in its general oversight of our accounting financial reporting process, audits of our financial statements, internal controls and internal audit functions

• Appointment, compensation and oversight of our independent auditors

• Represents and assists the board in its oversight of:

• the quality or integrity of our financial statements;

• our compliance with legal and regulatory requirements; and

• the performance of our internal audit department and independent auditors

• Discusses the adequacy and effectiveness of our internal controls over financial reporting

• Oversees our compliance with procedures and processes pertaining to corporate ethics and standards of business conduct

• Establishes procedures for the receipt, retention and treatment of complaints received concerning accounting, auditing, internal controls and financial reporting matters

• Oversees risk management policies and risk assessment

• Pre-approves all non-audit services to be provided to the Company by the independent auditors

9
Compensation	Mark R. Patterson(1) Jon A. Grove Robert A. McNamara

• Administers and approves general compensation policies applicable to our key executive officers

• Reviews and approves compensation for the board and its committees

• Reviews and ensures the appropriate administration of our compensation and benefit plans, programs and policies

• Determines and approves the compensation of our CEO

• Sets annual objectives for, and evaluates the performance of, our CEO, with input from the board

• Reviews and recommends to the board short- and long-term compensation for the principal officers of the Company who report directly to our CEO

• Approves all employment and severance agreements for senior vice presidents and above

• Reviews and approves the contributions and awards, if any, under the management incentive programs and other management compensation, if any, including the long-term incentive plan

• Appoints and provides oversight of independent compensation consultants

5
Governance	Robert A. McNamara (1) Katherine A. Cattanach Mary Ann King	• Exercises general oversight of board governance matters • Reviews the size, role, composition and structure of our board and its committees • Reviews and evaluates the board and its members • Reviews and updates our Corporate Governance Policies • Considers, develops and makes recommendations to the board regarding matters related to corporate governance • Ensures that each committee conducts an annual assessment	4
Nominating	James D. Klingbeil(1) Clint D. McDonnough Robert A. McNamara Mark R. Patterson

• Identifies, evaluates and recommends to the board individuals qualified to serve as directors of the Company

• Establishes criteria for the selection of new directors

• Reviews the suitability for continued service as a director of board members

• Establishes procedures for the submission or recommendations by shareholders

0*

19     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Committee	Members on 12/31/2019	Key Functions	Number of Meetings in 2019
Executive	James D. Klingbeil(1) Katherine A. Cattanach Thomas W. Toomey	• Performs the duties and exercises the powers delegated to it by the board • Meets only when board action on a significant matter is required and it is impractical or not feasible to convene a full meeting of the board	0
(1)	Committee Chair.
*	During 2019, the board as a whole discussed board succession and refreshment.

The Role of the Board in Risk Oversight

The board has oversight responsibility with respect to risk management and is not responsible for day-to-day management of risk, which is the responsibility of senior management. The board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, strategic, cybersecurity and reputational risks and other risks such as climate change. The Audit Committee, established in accordance with the applicable provisions of the Securities Exchange Act of 1934, and other board committees assist the board in fulfilling its oversight responsibility.  The board has allocated and delegated risk oversight to committees as follows:

The board has allocated and delegated risk oversight responsibility to various committees of the board in accordance with the following principles:
The Audit Committee is responsible for:	The Compensation Committee is responsible for:	The Governance Committee is responsible for:

   Oversight of risks related to integrity of financial statements, including oversight of financial reporting principles and policies and internal controls.

   Risks related to regulatory and compliance matters generally.

   Oversight responsibility generally for our Enterprise Risk Management activities.

 Oversight of risks related to compensation programs, including formulation, administration and regulatory compliance with respect to compensation matters.

   Oversight of risks related to corporate governance matters, including succession planning, director independence and related person transactions.

   Oversight of the Company’s workforce diversity and inclusion efforts.

Each committee is also responsible for monitoring reputational risk to the extent arising out of its area of responsibility

Board Evaluation

The board, through the Governance Committee, annually evaluates the board and its members as follows:

STEPS TO ACHIEVE BOARD EFFECTIVENESS – EVALUATION PROCESSES

How We Evaluate the Board’s Effectiveness

Annual Evaluation Process

The Governance Committee oversees and approves the annual formal board evaluation process and determines whether it is appropriate for the evaluations to be conducted by the lead independent director.

20     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Evaluation Questionnaires

Directors completed written questionnaires focusing on the performance of the board and each of its committees.

Individual Interviews

The lead independent director conducted a one-on-one interview with each member of the board focused on:

•	Reviewing the board’s and its committees’ performance over the prior year; and
•	Identifying areas for potential enhancements of the board’s and its committees’ processes going forward.

Discussion of Results

The lead independent director reviews the questionnaire and interview responses with the full board.

Use of Feedback

The board and each of its committees develops plans to take actions based on the results, as appropriate.

Communicating with the Board

Our board provides a process for shareholders and all other interested parties to send communications to the board. Any shareholder and all other interested parties who wish to communicate with the board or any specific director, including the Chairman or the Lead Independent Director, may write to:

UDR, Inc. Attn: Board of Directors 1745 Shea Center Drive, Suite 200 Highlands Ranch, Colorado 80129-1540

Depending on the subject matter of the communication, management will:

•	forward the communication to the director or directors to whom it is addressed;
•

attempt to handle the inquiry directly where the communication does not appear to require direct attention by the board, or an individual member of the board, e.g., the communication is a request for information about the Company or is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Shareholders and all other interested parties may submit concerns regarding accounting matters via the Company’s third-party anonymous reporting system at www.mysafeworkplace.com or by calling 1-800-461-9330. Instructions for making a report are published in the Corporate Governance section of the Investor Relations page of the Company’s website at ir.udr.com.

21     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

COMPENSATION OF DIRECTORS

The following table provides information concerning the compensation of our directors for fiscal 2019.

Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)(1)(2)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)(3)	Total ($) (h)
Katherine A. Cattanach(4)	$80,000	$139,216	-0-	-0-	-0-	$8,440	$227,656
Jon A. Grove(4)	80,000	128,817	-0-	-0-	-0-	8,440	217,257
Mary Ann King(4)	80,000	128,817	-0-	-0-	-0-	8,440	217,257
James D. Klingbeil(4)	120,000	230,002	-0-	-0-	-0-	12,308	362,310
Clint D. McDonnough(4)	80,000	141,843	-0-	-0-	-0-	8,967	230,810
Robert A. McNamara	80,000	139,211	-0-	-0-	-0-	5,627	224,838
Mark R. Patterson	80,000	152,237	-0-	-0-	-0-	6,153	238,390
Thomas W. Toomey(5)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)

The dollar amount reflected in the “Stock Awards” column reflects the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of a grant of shares of restricted stock or Class 1 LTIP Units, which vested on the first anniversary date of the grant, as discussed below under “Director Compensation Table Discussion.” For those independent directors who elected to receive restricted stock, the amount of restricted stock was 4,168 shares (4,558 shares for the Chair of each committee and 5,991 shares for an independent Chairman of the Board), which was priced at $38.39 per share, which was the closing sales price of our common stock on January 2, 2019, the date of grant. For those independent directors who elected to receive Class 1 LTIP Units, the amount was 4,168 units (4,558 units for the Chair of each committee and 5,991 units for an independent Chairman of the Board), and the Class 1 LTIP Units were priced at $38.39 per unit, which was the closing sales price of our common stock on January 2, 2019, the date of grant.

(2)

The following table sets forth the restricted stock awards and Class 1 LTIP Unit awards outstanding as of December 31, 2019 for each of our independent directors. Mr. Toomey’s holdings are set forth under the heading “Executive Compensation” in this proxy statement. The restrictions relating to these awards are described in more detail below under the heading “Director Compensation Table Discussion — 2019 Director Compensation Program.”

Director	Restricted Stock Awards Outstanding*	LTIP Unit Awards Outstanding*	Non-Qualified Stock Option Awards Outstanding
Katherine A. Cattanach	2,084	4,168	-0-
Jon A. Grove	-0-	6,252	-0-
Mary Ann King	-0-	6,252	-0-
James D. Klingbeil	9,117	-0-	-0-
Clint D. McDonnough	-0-	6,642	-0-
Robert A. McNamara	-0-	4,168	-0-
Mark R. Patterson	-0-	4,558	-0-

*

Restricted stock or LTIP Unit awards that were granted on January 2, 2020 pursuant to our 2020 independent director compensation program are not included in this table, but are discussed below under “Director Compensation Table Discussion — 2020 Director Compensation Program.”

(3)	The dollar amount in this column includes dividends on all outstanding stock awards.

(4)

These directors elected to receive their cash portion of the fees in restricted stock and/or Class 1 LTIP Units, as follows: Dr. Cattanach received 2,084 shares of restricted stock, Messrs. Grove and McDonnough and Ms. King each received 2,084 Class 1 LTIP Units and Mr. Klingbeil received 3,126 shares of restricted stock.

(5)

Mr. Toomey is our Chairman and Chief Executive Officer.  Because he is an employee of the Company, he receives no additional compensation for service as a director of the Company. His total compensation for 2019 is set forth below under the heading “Executive Compensation.”

Director Compensation Table Discussion

Our compensation program for independent directors is designed to attract and retain highly qualified board members who can work with senior management to establish key strategic goals in support of long-term shareholder value creation. The program consists of a combination of a cash retainer fee and a grant of equity awards. Total compensation was targeted at the median level of a diversified group of public REITs. The compensation program was set at competitive levels in recognition of the time commitments and responsibility levels associated with serving on public company boards within the current environment.

The Compensation Committee reviews our independent director compensation annually to ensure that we are competitive and to allow us to recruit and retain qualified candidates to serve as directors of the Company.  The Compensation Committee utilizes FPL to assist the Compensation Committee in reviewing and assessing our independent director compensation program and both a benchmarking study prepared by FPL and other industry data in determining director compensation.

22     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

2019 Director Compensation Program
Retainer. For 2019 there was no change from 2018 to the independent director compensation program, each independent director receives an annual retainer fee of $80,000 ($120,000 for the Lead Independent Director).  The chairpersons of each of the Audit and Compensation Committees also receive an annual retainer fee of $15,000. These fees were paid in January 2019.

The independent directors can elect to receive their 2019 annual retainer in cash, in stock or Class 1 LTIP Units, or in a combination of cash, stock or Class 1 LTIP Units.

Equity Grant. Each independent director also receives a grant of $160,000 in value of shares of restricted stock and/or Class 1 LTIP Units ($230,000 for the Lead Independent Director).  For those independent directors who elected to receive restricted stock, the restricted stock was priced at $38.39 per share, which was the closing sales price of our common stock on January 2, 2019, the date of grant. The shares of restricted stock vested on December 31, 2019. The independent directors receiving restricted stock are entitled to receive dividends during the vesting period; however, any unvested shares at the end of the one-year vesting period will be returned to us and cancelled.

For those independent directors who elected to receive Class 1 LTIP Units, the Class 1 LTIP Units were priced at $38.39 per unit, the closing sales price of our common stock on January 2, 2019, the date of grant. The Class 1 LTIP Units vested on December 31, 2019.  The independent directors who received Class 1 LTIP Units were entitled to receive distributions during the vesting period; however, any unvested Class 1 LTIP Units at the end of the one-year vesting period would be returned to us and cancelled.

Directors who are also employees of the Company receive no additional compensation for service as a director. All independent directors are reimbursed for expenses incurred in connection with attending a board meeting or committee meeting in accordance with our Director Expense Reimbursement Policy.

2020 Director Compensation Program
For 2020 there was no change to the independent director compensation program, each independent director receives an annual retainer fee of $80,000 ($120,000 for the Lead Independent Director).  The chairpersons of each of the Audit, Compensation and Governance Committees also receive an annual retainer fee of $15,000.

The independent directors can elect to receive their 2020 annual retainer in cash, in stock or Class 1 LTIP Units, or in a combination of cash, stock or Class 1 LTIP Units.

Equity Grant. Each independent director also receives a grant of $160,000 ($230,000 for the Lead Independent Director) in value of shares of restricted stock and/or Class 1 LTIP Units.

For those independent directors who elected to receive restricted stock, the restricted stock was priced at $46.12 per share, which was the closing sales price of our common stock on January 2, 2020, the date of grant. The shares of restricted stock vest on December 31, 2020. The independent directors receiving restricted stock are entitled to receive dividends during the vesting period; however, any unvested shares at the end of the one-year vesting period will be returned to us and cancelled.

For those independent directors who elected to receive Class 1 LTIP Units, the Class 1 LTIP Units were priced at $46.12 per unit, the closing sales price of our common stock on January 2, 2020, the date of grant. The Class 1 LTIP Units vest on December 31, 2020.  The independent directors who received Class 1 LTIP Units are entitled to receive distributions during the vesting period; however, any unvested Class 1 LTIP Units at the end of the one-year vesting period would be returned to us and cancelled.

All independent directors are reimbursed for expenses incurred in connection with attending a board meeting or committee meeting in accordance with our Director Expense Reimbursement Policy.

23     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Strategy – Updated 2-Year Strategic Plan
ACTIVE AND ENGAGED BOARD – SELECT ACTIONS OVER LAST FIVE YEARS

Our board is committed to operating with transparency. The following summary lists select strategic and governance developments overseen by the board during the last seven years.

2020

- Governance – Enhanced our Statement on Corporate Governance and Nominating Committee Charter by amending such documents to specifically require inclusion of diverse candidates in the initial pool for external director candidate and external CEO searches, and to require any retained search firms to do the same
- ESG – Review environmental, social and governance (“ESG”) matters at each meeting of the board
    - Review human capital management, including culture
- Strategy – Review 2-Year Strategic Plan and update Business Plan
- Enterprise Risk Management – Review enterprise risk management and cybersecurity risk matrix at each meeting of the Audit Committee

2019

- ESG – Made ESG discussion an agenda item for each meeting of the board, and the board oversaw management’s publication of our first Corporate Responsibility Report
    - Review human capital management, including culture
- Strategy – Review 2-Year Strategic Plan and update Business Plan
- Enterprise Risk Management – Review enterprise risk management and cybersecurity risk matrix at each meeting of the Audit Committee

2018

- Governance – Following a vote of the shareholders at our 2018 Annual Meeting, amended our Charter and our bylaws to allow shareholders to amend bylaws under certain circumstances
- ESG – Review human capital management, including culture
- Strategy – Review 2-Year Strategic Plan and update Business Plan
- Enterprise Risk Management – Review enterprise risk management and cybersecurity risk matrix at each meeting of the Audit Committee

2017

- Governance – Considered amendment to Charter to allow shareholders to amend bylaws under certain circumstances and recommended an amendment to Charter in 2018 to allow shareholders to amend bylaws under certain circumstances; appointed Lead Independent Director effective as of January 1, 2018; Formed Nominating Committee comprised of Independent Directors; Chair of the Audit Committee changed
- Adopted Proxy Access
- Strategy – Review 2-Year Strategic Plan and update Business Plan
- Enterprise Risk Management - Cybersecurity – Review cybersecurity risk matrix at each meeting of the Audit Committee

2016

- Governance – Considered proxy access; appointed one new board member as part of our board refreshment program; appointed two new members of the Governance Committee and two new members of the Audit Committee
    - Amended bylaws to provide for majority voting standard in uncontested director elections
- Strategy – Updated 2-Year Strategic Plan
- Enterprise Risk Management – Review cybersecurity risk matrix at each meeting of the Audit Committee

2015

- Governance – Adopted majority voting for election of directors; appointed one new board member as part of our board refreshment program; appointed two new members of the Compensation Committee and one new member of the Audit Committee
- Strategy – Updated 2-Year Strategic Plan

2014

- Governance – Appointed two new board members as part of our board refreshment program; appointed one new member of the Audit Committee
- Strategy – Adoption of 3-Year Strategic Plan

24     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth the shares of our common stock beneficially owned by (1) each of our directors, (2) the named executive officers, (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding voting stock. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of March 23, 2020.

Amount and Nature of Beneficial Ownership
			Shares for Which Beneficial Ownership can be Acquired Within 60 Days	Shares for Which Beneficial Ownership can be Acquired upon Redemption of Partnership Interests(2)

	Shares Beneficially Owned(1)					Total Beneficial Ownership
Name of Beneficial Owner						Number of Shares(3)	Percent of Class(3)(4)
Thomas W. Toomey	1,531,226	(5)	—	1,239,295		2,770,521	*
James D. Klingbeil	167,509	(6)	—	2,249,665	(6)	2,417,174	*
Warren L. Troupe	400,761		—	269,479		670,240	*
Jerry A. Davis	180,497		—	488,668		669,165	*
Harry G. Alcock	87,261		—	422,497		509,758	*
Jon A. Grove	450,058		—	30,152		480,210	*
Joseph D. Fisher	38,280		—	288,654		326,934	*
Katherine A. Cattanach	69,686		—	18,418		88,104	*
Robert A. McNamara	17,651		—	18,610		36,261	*
Clint D. McDonnough	11,496		—	22,802		34,298	*
Mary Ann King	2,549		—	28,933		31,482	*
Mark R. Patterson	8,983		—	19,000		27,983	*
All directors and executive officers as a group (12 persons)	2,965,957		—	5,096,173		8,062,130	2.69%
The Vanguard Group (7)	49,371,257		—	—		49,371,257	16.74%
Cohen & Steers, Inc. (8)	41,849,764		—	—		41,849,764	14.19%
BlackRock, Inc.(9)	34,494,362		—	—		34,494,362	11.70%
State Street Corporation(10)	19,574,393		—	—		19,574,393	6.64%
FMR LLC(11)	16,166,021		—	—		16,166,021	5.48%

*

Represents beneficial ownership of less than 1%, based on 294,881,038 shares of common stock outstanding as of March 23, 2020. On March 23, 2020, there were 2,780,994 shares of our Series E preferred stock and 14,543,281 shares of our Series F preferred stock outstanding.

(1)

In addition to the shares of common stock beneficially owned, Mr. Klingbeil is deemed to beneficially own indirectly 2,221,214 shares of our Series F preferred stock held by certain trusts, limited partnerships, limited liability companies and other entities, or 15.27% of our outstanding Series F preferred stock.

(2)

Includes the number of shares of common stock into which OP Units and granted LTIP Units of the Operating Partnership, beneficially owned by the person, are redeemable if the Company elects to issue shares of common stock rather than pay cash on such redemption. The holder of the OP Units has the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the holder in exchange for a cash payment based on the market value of our common stock at the time of redemption. However, the Operating Partnership’s obligation to pay the cash amount is subject to the prior right of the Company to acquire such OP Units in exchange for either the cash amount or shares of our common stock. Granted LTIP Units vest over periods between one and four years and may be converted into OP Units provided that such LTIP Units have been outstanding for at least two years from the date of grant. However, Class 2 LTIP Units are granted at the maximum potential payout and will vest only to the extent that pre-established performance metrics are met for the applicable performance period, subject to continued employment.

(3)

Such beneficial ownership calculations assume that all OP Units beneficially owned by the person indicated and outstanding as of March 23, 2020, are redeemed in exchange for shares of common stock (notwithstanding any holding period requirements or exchange rights). See Notes (2) and (6).

25     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

(4)

Based on 294,881,038 shares of common stock outstanding at the close of business on March 23, 2020. Shares issuable upon redemption of the OP Units are deemed outstanding for computing the percentage of the person holding such shares, but are not deemed outstanding for computing the percentage of any other person.

(5)	Includes 178,324 shares of common stock subject to a pledge by Mr. Toomey. Includes 110,000 shares of common stock indirectly held in a trust for Mr. Toomey’s children.
(6)

Mr. Klingbeil is deemed to indirectly beneficially own 909,236 shares of common stock into which OP Units directly owned by certain trusts, limited partnerships, limited liability companies and other entities are redeemable if the Company elects to issue shares of common stock rather than pay cash on such redemption. Includes 592,663 OP Units owned directly by Mr. Klingbeil that were pledged as security for a line of credit, as well as 676,216 OP Units that were pledged as security for a line of credit by companies wholly-owned by Mr. Klingbeil.  In connection with the OP Units, Mr. Klingbeil and certain of such trusts, limited partnerships, limited liability companies and other entities have entered into certain reimbursement agreements with us pursuant to which such entities may be required to reimburse us if certain debt owed to us by the Operating Partnership is not paid.

(7)

Beneficial ownership is as of December 31, 2019, as reflected in a statement on Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on February 11, 2020. Vanguard has its principal business office at 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Vanguard has the sole power to dispose of 48,572,620 shares owned and the sole power to vote or direct the voting of 734,019 shares owned. Vanguard has shared power to dispose of 798,637 shares of common stock owned, and the shared power to vote or direct the voting of 399,234 shares owned. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 331,894 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 868,868 shares as a result of serving as investment manager or Australian investment offerings.

(8)

Beneficial ownership is as of December 31, 2019, as reflected in a statement on Schedule 13G filed by Cohen & Steers, Inc. (“C&S”) with the SEC on February 14, 2020. According to such Schedule 13G, C&S, a parent holding company, reported that it has sole power to vote or direct the voting of 25,705,645 shares of common stock and sole dispositive power with respect to 41,849,764 shares of common stock. Cohen & Steers Capital Management, Inc. (“CSCA”), a wholly-owned subsidiary of C&S and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, reported that it has sole voting power with respect to 25,563,335 shares and sole dispositive power with respect to 40,923,329 shares. Cohen & Steers UK Limited reported that it has sole voting power with respect to 142,310 shares and sole dispositive power with respect to 926,435 shares. The address for each of C&S and CSCA is 280 Park Avenue, 10th Floor, New York, New York 10017. The address for Cohen & Steers UK Limited is 50 Pall Mall, 7th Floor, London, United Kingdom SW1Y 5JH.

(9)

Beneficial ownership is as of December 31, 2019, as reflected in a statement on Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 4, 2020. BlackRock has its principal business office at 55 East 52nd Street, New York, New York 10055. BlackRock has the sole power to dispose of 34,494,362 shares of common stock owned and the sole power to vote or direct the voting of 31,516,781 shares owned. BlackRock is the beneficial owner as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares of common stock: BlackRock (Luxembourg) S.A.; BlackRock (Netherlands) B.V.; BlackRock (Singapore) Limited; BlackRock Advisors (UK) Limited; BlackRock Advisors, LLC; BlackRock Asset Management Canada Limited;  BlackRock Asset Management Ireland Limited; BlackRock Asset Management North Asia Limited; BlackRock Asset Management Schweiz AG; BlackRock Financial Management, Inc.; BlackRock Fund Advisors; BlackRock Fund Managers Ltd; BlackRock Institutional Trust Company, National Association; BlackRock International Limited; BlackRock Investment Management (Australia) Limited; BlackRock Investment Management (UK) Ltd; BlackRock Investment Management, LLC; BlackRock Japan Co., Ltd; and BlackRock Life Limited.

(10)

Beneficial ownership is as of December 31, 2019, as reflected in a statement on Schedule 13G filed by State Street Corporation (“State Street”) with the SEC on February 13, 2020. State Street has its principal business office at State Street Financial Center, One Lincoln Street, Boston, MA 02111. State Street has shared power to dispose of 19,553,243 shares owned and the shared power to vote or direct the voting of 16,486,434 shares owned. State Street is the beneficial owner as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares of common stock: SSGA Funds Management, Inc.; State Street Global Advisors Trust Company; State Street Global Advisors, Australia Limited; State Street Global Advisors (Asia) Ltd; State Street Global Advisors (Japan) Co., Ltd; State Street Global Advisors Ireland Limited; State Street Global Advisors Singapore Ltd.; State Street Global Advisors Limited (UK); State Street Global Advisors Ltd (Canada); and State Street Global Advisors GmbH.

(11)

Beneficial ownership is as of December 31, 2019, as reflected in a statement on Schedule 13G filed by FMR LLC with the SEC on February 7, 2020. FMR LLC has its principal business office at 245 Summer Street, Boston, Massachusetts 02210. FMR LLC has sole power to dispose of 16,166,021 shares owned and the sole power to vote or direct the voting of 8,888,668 shares owned. According to the Schedule 13G, FMR LLC is the beneficial owner as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares of common stock: FIAM LLC; Fidelity Institutional Asset Management Trust Company; Fidelity Management & Research Company; Fidelity Personal Trust Company, FSB; FMR Co., Inc.; and Strategic Advisers LLC. The Schedule 13G indicates that Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the family of Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

HUMAN CAPITAL MANAGEMENT

The board believes that it is critical to our success that we continue to attract, develop and retain high quality associates in all functions of our business.  Through its oversight function, the board sets the “tone at the top,” and the board holds senior management accountable for creating a culture that embodies our values and that allows us to attract and retain the high quality associates that we need.  In 2018, in connection with our belief as to the importance of our associates to our success, an “associate engagement” performance metric was added to our 2018 short term incentive compensation plan, which metric was retained for 2019 and 2020.

We believe that training is important to our associates’ satisfaction and accordingly we offer a variety of training opportunities to our associates.  In addition to training designed to address regulatory matters, we offer training in management development through our Certified Manager Program and our Career Mobility Program, which is designed to enable our associates to acquire skills that will be useful to them as they progress in their career.  In total, there are over 5,000 courses available to our associates.

In addition, we are committed to creating and maintaining a diverse and inclusive workplace environment that supports the development and advancement of all associates.  In connection therewith, we measure the diversity of our workforce and set forth highlights below:

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

We conduct an associate engagement survey every two years, which surveys all associates on a variety of issues.  In our 2019 survey, the results showed that 97% of associates are proud to work at the Company, 87% of associates feel that people from diverse backgrounds can succeed at the Company, and 84% of associates feel that the Company is innovative.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

SUSTAINABILITY

In 2019, we published our inaugural corporate responsibility report covering 2018, which is available at udr.com/green-living.  Our inaugural report was prepared using the GRI standards as a guide.  We intend to publish our next report covering 2019 in the summer of 2020.

We understand the impact our business can have on the environment and our stakeholders and when appropriate we undertake initiatives designed to improve our operational quality, improve quality for associates and residents an improve their retention and reduce our impact on the environment.  Examples of recent efforts include conducting environmental assessments of each asset that we acquire and our recent addition of “green lease” addendums to our leases to assist out residents in their efforts to be environmentally conscious.

Highlights of our stainability efforts over recent years include:

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

EXECUTIVE OFFICERS

The following table sets forth information about our executive officers. The executive officers listed below serve in their respective capacities at the discretion of our board.

Name	Age	Office	With the Company Since
Thomas W. Toomey	59	Chairman and Chief Executive Officer	2001
Jerry A. Davis	57	President — Chief Operating Officer	2002
Harry G. Alcock	57	Senior Vice President — Chief Investment Officer	2010
Joseph D. Fisher	40	Senior Vice President — Chief Financial Officer	2017

Set forth below is certain biographical information about our executive officers. Effective March 31, 2020, Warren L. Troupe resigned as Senior Executive Vice President and, effective April 1, 2020, transitioned to a consulting role as Senior Advisor to the Office of the Chairman.

Mr. Toomey’s biographical information is provided in this proxy statement under the heading “Proposal No. 1 Election of Directors.”

Mr. Davis oversees property operations, human resources and technology. He originally joined us in March 1989 as Controller and subsequently moved into Operations as an Area Director.  In 2001 he accepted the position of Chief Operating Officer of JH Management Co., a California-based apartment company. He returned to the Company in August 2002 and, in 2013, Mr. Davis was promoted to Senior Vice President — Chief Operating Officer.  In January 2019, Mr. Davis was promoted to President – Chief Operating Officer.  He began his career in 1984 as a Staff Accountant for Arthur Young & Co. He currently serves as a member of the Executive Committee of the NMHC, and in 2017 and 2018 served on the Board of Directors of the National Apartment Association.

Mr. Alcock oversees the Company’s acquisitions, dispositions, development, redevelopment and asset management. He joined us in December 2010 as Senior Vice President — Asset Management and in February 2017 was promoted to Senior Vice President – Chief Investment Officer. Prior to joining the Company, Mr. Alcock was with AIMCO for over 16 years, serving most recently as Executive Vice President, Co-Head of Transactions and Asset Management. He was appointed Executive Vice President and Chief Investment Officer in 1999, a position he held through 2007. Mr. Alcock established and chaired AIMCO’s Investment Committee, established the portfolio management function and at various times led the property debt and redevelopment departments. He currently serves as a member of the Executive Committee of the NMHC, and is a member of the Multifamily Gold Council for Urban Land Institute.

Mr. Fisher oversees the areas of accounting, tax, financial planning and analysis, investor relations and SEC reporting. He joined us in January 2017 as Senior Vice President — Chief Financial Officer. Mr. Fisher previously served as Co-Head of the Americas and Co-Lead Portfolio Manager at Deutsche Asset and Wealth Management since 2007. Prior to serving in those positions, he was Associate, Structured Debt Investments from April 2005 to June 2007, and Portfolio Analyst, Portfolio Management Group from May 2004 to June 2006. From June 2003 to May 2004, Mr. Fisher was an Asset Management Analyst at Principal Real Estate Investors.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
In this section, we describe the material components of our executive compensation program for our NEOs, whose compensation is set forth in the 2019 Summary Compensation Table and other compensation tables contained in this Proxy Statement:

NAMED EXECUTIVE OFFICERS (NEOs)
•	Thomas W. Toomey, Chairman and Chief Executive Officer;	•	Harry G. Alcock, Senior Vice President – Chief Investment Officer; and
•	Jerry A. Davis, President – Chief Operating Officer;	•	Joseph D. Fisher, Senior Vice President – Chief Financial Officer.
•	Warren L. Troupe, Former Senior Executive Vice President;

We also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why our Compensation Committee arrived at the specific compensation decisions involving the NEOs for fiscal year 2019.

2019 Financial Performance

UDR delivered a total shareholder return (“TSR”) of 21.48% during 2019.  Our 3-year TSR exceeded both the FTSE NAREIT Apartment REIT Index (“NAREIT Apartment Index”) and the FTSE NAREIT Equity Index (“NAREIT Equity Index”); and our 5-year and 10-year TSR both exceeded the NAREIT Apartment Index, the NAREIT Equity Index and the S&P 500 Index.

1, 3, 5 and 10-Year Total Shareholder Return as of December 31, 2019

	1-Year	3-Year	5-Year	10-Year
UDR	21.5%	41.0%	78.1%	300.6%

NAREIT Apartment Index	26.3%	35.9%	62.7%	285.7%
NAREIT Equity Index	26.0%	26.5%	41.6%	208.9%
S&P 500 Index	31.5%	53.2%	73.9%	256.7%

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

189th Consecutive Dividend Paid

Our January 2020 dividend represented our 189th consecutive quarterly dividend paid. We are committed to returning value to our shareholders, and for 2019 we increased our dividend by 5.7%, and we have increased our dividend 5.1% annually over the past 3 years, 5.9% annually over the past 5 years and 7.3% annually over the past 10 years.

1-Year		3-Year Average		5-Year Average		10-Year Average
5.7%	Dividend per share growth	5.1%	Dividend per share growth	5.9%	Dividend per share growth	7.3%	Dividend per share growth
6.4%	AFFO per share growth(a)	5.6%	AFFO per share growth(a)	7.2%	AFFO per share growth(a)	6.9%	AFFO per share growth(a)

(a) We present reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures, as well as additional information, in “Definitions” on page 80.

Our growth rates compare favorably to those of our 7 apartment peers.

	1-Year	3-Year	5-Year	10-Year
Peer Average Dividend per share growth(a)	3.6%	4.6%	5.7%	6.5%
UDR Rank	First	Third	Third	Second
Peer Average AFFO per share(b)	4.4%	3.0%	5.3%	6.9%
UDR Rank	Third	Second	Second	Fourth

(a) Based on data obtained from peer companies’ SEC reports (based on cash dividends paid in each calendar year).

(b) Based on data compiled by SNL (based on AFFO mean estimate for apartment peers; actual results for the Company).

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

2019 Operating Performance

Our Five Strategic Objectives

•

Our 2019 results consisted of improvement across all five of our strategic objectives, which are: 1) operating excellence, 2) balance sheet strength, 3) portfolio composition, 4) accretive capital allocation and 5) a strong, innovative culture with a focus on sustainability.  Executing these objectives successfully should, over time, result in high quality, risk adjusted AFFO, dividend and net asset value growth which should result in above average total shareholder return.  Below is a summary of our results categorized by objective.

1.	Operating Excellence

Same-Store Revenue Growth

•	We were 3rd of the 7 (including UDR) multifamily peers in 2019 (NYSE: AIV, AVB, CPT, EQR, ESS, and MAA)(1).
•	Same-Store Revenue Growth: 3.6%, exceeded the apartment peer average by 17 bps.
•	Outperformed original 2019 guidance.

(1) AIV: Apartment Investment and Management Company; AVB: AvalonBay Communities, Inc.; CPT: Camden Property Trust; EQR: Equity Residential; ESS: Essex Property Trust, Inc.; and MAA: Mid-America Apartment Communities, Inc.

*We present reconciliations of certain non-GAAP financial measures to their most directly comparable US generally accepted accounting principles (GAAP) measures in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations” in our 2019 Annual Report, including reconciliations of net income/loss reported under GAAP to NOI, FFO, FFO as Adjusted and AFFO, as well as additional information about non-GAAP measures.

We have continued our operational excellence over an extended time frame.  On average, we have generated the highest SS revenue growth in 20% more markets (“win-the-market”) than our apartment peers since 2008.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Same-store net operating income growth

•	We were 3rd of the 7 multifamily peers in 2019.
•

Same-store net operating income (“NOI”) growth: 4.0%  (see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations” in our 2019 Annual Report for a reconciliation of net income/loss reported under US generally accepted accounting principles (GAAP) to NOI, as well as additional information about this non-GAAP measure).

•	Exceeded the apartment peer average by 20 bps.

2019 FFO as Adjusted and AFFO both exceeded the midpoint of our beginning of year guidance ranges (see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Funds from Operations, Funds from Operations as Adjusted and Adjusted Funds from Operations” in our 2019 Annual Report for a reconciliation of net income/loss reported under US GAAP to FFO, FFO as Adjusted and AFFO, as well as additional information about these non-GAAP measures).

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

2.	Balance Sheet Strength

*We present reconciliations of certain non-GAAP financial measures to their most directly comparable US generally accepted accounting principles (GAAP) measures in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations” in our 2019 Annual Report, including reconciliations of net income/loss reported under GAAP to NOI, FFO, FFO as Adjusted and AFFO, as well as additional information about non-GAAP measures.

(a) We present reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures, as well as additional information, in “Definitions” on page 80.

Our equity issuances during 2019 averaged an approximately five percent premium to our net asset value at the time of the issuance, and the proceeds were invested into newly acquired assets, both activities that are accretive to our shareholders.

Our debt issuances, debt repayments and refinancing during 2019 resulted in a weighted average years to maturity of 7.1 years at the end of 2019, an increase of 1.3 years over the weighted average years to maturity at the end of 2018.

3.	Portfolio Composition

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

4.	Accretive Capital Allocation

5.	Strong, Innovative Culture

UDR strives to create both a great place to work and a great place to live. We measure our success on this strategic objective through a variety of associate and resident surveys.  During 2019 our results improved with respect to both associates and residents.

Our next generation operating platform will be implemented over a number of years and will allow us to better serve our residents and make our associates more efficient.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Compensation Philosophy and Objectives
Our executive compensation program has four principal goals:

•	attract, retain and motivate effective executive officers;
•	align the interests of our executive officers with the interests of the Company, our shareholders, our associates and our residents;
•	incentivize our executive officers based on clearly defined performance goals and measures of successful achievement; and
•	align market competitive compensation with our short-term and long-term performance.

Our Compensation Committee determines the form and amount of compensation, as well as the overall structure of our executive compensation program. The compensation of our “named executive officers,” who are identified above, is comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation and is influenced by both the named executive officer’s individual performance and the Company’s overall performance. The composition of our named executive officers’ compensation is determined based on the consideration of a number of factors described in more detail below, including a periodic review of relevant comparative market information and alignment of strategic and tactical objectives agreed upon by the board.

Under our executive compensation program, as an executive officer’s level of responsibility increases with his or her relative ability to impact the long-term performance of the Company as a whole, a greater portion of that executive officer’s compensation is based on performance-based incentive compensation, and less is based on base salary, thereby creating the potential for greater variability in the executive officer’s compensation level from year to year. The mix, level and structure of the components of compensation generally reflect the executive officer’s role and relative impact on business results as well as competitive market practices.

Our 2019 performance, including our 2019 performance relative to our peers, along with the individual performance of our named executive officers, including their contributions toward the achievements outlined below, served as key factors in determining compensation for 2019. Consistent with our variable pay-for-performance philosophy, the compensation mix for our CEO and the other named executive officers in 2019 placed a high emphasis on performance-based incentive compensation, as demonstrated in the graphics below showing the breakdown of our CEO’s Total Direct Compensation for 2019 and our named executive officers’ Total Direct Compensation for 2019. For this purpose, the term “Total Direct Compensation” refers to total compensation (including salary and target short-term incentive compensation) and the amounts earned for target long-term incentive compensation in 2019 and “Fixed” refers to compensation that was determined at the beginning of 2019 and “Variable” refers to the compensation components that are determined based on the performance of the Company and the executive.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Our Compensation Best Practices
Our compensation policies and programs are built upon a strong foundation of corporate governance and compensation best practices, including:

WE DO:	WE DO NOT:

Provide a significant portion of our named executive officers’ total compensation in the form of awards tied to our long-term strategy and our performance relative to key business and personal objectives and performance versus our peers as measured by a diverse set of metrics.

	X	Have any employment agreements with our named executive officers.
Require compliance with our Executive Stock Ownership Guidelines, which require that our executive officers own a specified number of shares of the Company’s common stock.	X

Permit any Company personnel, which includes directors, officers and all other employees of the Company, to engage in any short-term, speculative securities transactions, engage in short sales, buying or selling put or call options, trading in options (other than those granted by the Company) or engaging in hedging transactions.

Have a Policy on Recoupment of Performance-Based Incentives, which applies to our executive officers, including our named executive officers, and their performance-based incentive compensation.	X	Permit purchasing securities on margin or pledging securities as collateral without prior approval.
Have a Compensation Committee comprised entirely of independent directors and the Compensation Committee has retained its own independent compensation advisor.	X	Provide tax gross-ups for our named executive officers.
Have a Compensation Committee that reviews external market considerations, as well as internal considerations and the long-term interests of our shareholders, when making compensation decisions.	X

Grant only time-vested restricted stock, restricted stock units, LTIP Units, options or other equity awards to our named executive officers as part of our long-term incentive compensation program, other than in limited circumstances such as the appointment of a new executive officer or to recognize extraordinary achievements.

Have the ongoing consideration and oversight by the Compensation Committee with respect to any potential risks associated with our incentive compensation programs.	X

Time the grants of restricted stock, restricted stock units, LTIP Units, options or other equity awards to coordinate with the release of material non-public information, or time the release of material non-public information for the purpose of affecting the value of any named executive officer compensation.

Say on Pay
Our shareholders have consistently supported our executive compensation program. At our 2019 Annual Meeting of Shareholders, 93% of the votes cast were voted in favor of our resolution seeking advisory approval of our executive compensation. Over the last five years, shareholder support for our advisory vote on executive compensation has averaged 89% (with no year below 85%). While we have consistently had strong shareholder support for our executive compensation program, we do continue to engage in a dialogue with shareholders on executive compensation issues. We will continue to consider the outcome of future advisory votes on executive compensation when establishing the Company’s compensation programs and policies and making compensation decisions regarding our named executive officers.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

The Compensation Committee
Our Compensation Committee is composed of independent directors and is responsible for developing and administering compensation programs for: (1) our directors, (2) executive officers, including base salaries and short-term and long-term incentive compensation plans, and (3) all long-term incentive compensation plans for our associates. The board meets each year in executive session to discuss the individual director’s evaluation of the CEO. After the board meets, the members of the Compensation Committee meet each year in executive session, without the CEO present, to evaluate the performance of our CEO. When evaluating the performance of our CEO, the Compensation Committee considers, among other materials, evaluations of our CEO that are provided by the members of the board. Our CEO makes recommendations to, and consults with, the Compensation Committee with respect to the compensation for the executive officers who report directly to our CEO. The Compensation Committee, in consultation with our CEO, each year sets the compensation for these executive officers and approves salary ranges for other executive officers.

Compensation Consultants
The Compensation Committee has the sole authority to retain and terminate any compensation consultants to be used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee selected FPL to serve as the Compensation Committee’s independent compensation consultant.

FPL reports directly to the Compensation Committee and the Compensation Committee is free to replace FPL or to hire additional consultants from time to time. FPL does not have any conflict of interest with the Company, the members of the Compensation Committee or our executive officers.

As part of its engagement, FPL provided the Compensation Committee and our CEO with, among other things, analyses regarding market pay and composition of pay, which the Compensation Committee considered as part of its analysis of the compensation of our named executive officers. In addition, FPL reviewed the competitiveness of the pay levels of our named executive officers against pay levels for the diversified public REIT peer group, discussed below.

Consideration of Market Data
Consistent with the Company’s goal to provide compensation that remains competitive, the Compensation Committee considers the executive compensation practices of companies in a peer group selected in consultation with FPL as one of several factors used in setting compensation. The Compensation Committee does not target a specific percentile range within the peer group when determining a named executive officer’s compensation. Instead, the Compensation Committee uses the market data provided by the peer group as one of several reference points useful for determining the form and amount of compensation.

The Compensation Committee reviews the peer group annually. The companies comprising the peer group must be publicly traded REITs based in the United States and of a size and equity market capitalization that are comparable to UDR.

For 2019, the peer group, which we refer to herein as either the “diversified public REIT peer group” or the “peer group,” included the companies listed in the table below. The companies listed below consist of six apartment REITs and ten comparably-sized REITs in other property sectors, recognizing that UDR competes with all REITs for executive talent and capital.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Peer Group Company	NYSE Symbol	Equity Market Capitalization December 31, 2019 (1)	Enterprise Value December 31, 2019 (1)	2019 Fiscal Year End Total Assets	NAREIT Property Sector
		(In millions)	(In millions)	(In millions)

American Campus Communities, Inc.	ACC	$6,424	$10,409	$7,560	Residential
Apartment Investment and Management Company	AIV	$8,120	$12,521	$6,833	Apartments
AvalonBay Communities Inc.	AVB	$29,103	$36,550	$19,121	Apartments
Camden Property Trust	CPT	$10,369	$12,866	$6,749	Apartments
Digital Realty Trust	DLR	$25,747	$39,295	$23,068	Data Center
Equity Residential	EQR	$31,174	$41,001	$20,769	Apartments
Essex Property Trust, Inc.	ESS	$20,496	$27,631	$12,705	Apartments
Extra Space Storage	EXR	$14,165	$19,576	$8,532	Storage
Federal Realty Investment Trust	FRT	$9,759	$13,355	$6,795	Retail
Host Hotels & Resorts, Inc.	HST	$13,671	$16,964	$12,305	Lodging
Invitation Homes Inc.	INVH	$16,048	$24,639	$17,393	Residential
Mid-America Apartment Communities, Inc.	MAA	$15,358	$19,923	$11,230	Apartments
Realty Income Corporation	O	$23,907	$30,839	$18,555	Retail
Regency Centers Corporation	REG	$10,485	$15,126	$11,132	Retail
SL Green Realty	SLG	$7,800	$19,267	$12,766	Office
Sun Communities, Inc.	SUI	$14,162	$17,683	$7,802	Residential

Peer Average		$16,049	$22,353	$12,471
Peer Median		$14,164	$19,422	$11,768
UDR		$14,952	$20,180	$8,698
UDR Rank (out of 17)		8	7	11
(1) Equity Market Capitalization and Enterprise Value based upon data from KeyBanc Capital Markets as of December 31, 2019, except for UDR which is calculated internally.

Use of Judgment

The Compensation Committee believes that the application of its collective experiences and judgment is as important to excellence in compensation as the use of data and formulae, and the Company’s compensation policies and practices as described herein reflect this belief. Market data provides an important tool for analysis and decision-making; however, the Compensation Committee also gives consideration and emphasis to an individual’s personal contributions to the organization, as well as his or her skill sets, qualifications and experience. We also value and seek to reward performance that develops talent within the Company, embraces the sense of urgency that distinguishes the Company and demonstrates the qualities of imagination and drive that enables a Company executive to resolve longer-term challenges, or important new issues. These and similar qualities and attributes are not easily correlated to typical compensation data, but also deserve and are given consideration and weight in reaching compensation decisions.

Components of Compensation

The mix, level and structure of the components of our named executive officers’ compensation generally reflect real estate industry practices, as well as the executive’s role and relative impact on business results consistent with our variable pay-for-performance philosophy. The mix of compensation elements for our named executive officers places relatively greater emphasis on at-risk, variable incentive compensation, as compared with the median mix of compensation elements for the companies in our peer group. As an executive officer’s level of responsibility increases consistent with his or her relative ability to impact the long-term performance of the Company as a whole, a greater portion of the named executive officer’s compensation is based on performance-based incentive compensation and less on base salary, thereby creating the potential for greater variability in the individual’s compensation level from year to year.

The key components of our named executive officers’ compensation, base salary, short-term incentive compensation, and long-term incentive compensation, are described in more detail in the following table:
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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Compensation Component	Objectives Associated with the Compensation Component	Key Features of the Compensation Component	Additional Information
Base Salary	• Designed to reward individual effort associated with job-related duties and to attract and retain talented executive officers for our Company.	• Paid in cash. • The Compensation Committee annually reviews and determines the base salary of our named executive officers in consultation with our CEO.	• The considerations in setting base salary include: qualifications, experience level, competitive market for qualified executives and tenure.
Short-Term Incentive Compensation (“STI”)

•  Designed to encourage outstanding individual and Company performance by motivating the named executive officers to achieve short-term Company and individual goals by rewarding performance measured against key annual strategic objectives and, for the CEO, using the independent directors’ evaluation of the CEO’s performance towards achieving short-term goals. Designed to provide a strong incentive for each named executive officer to maximize Company performance.

.

•  Depending on the particular executive officer, short-term incentive compensation may be in the form of cash, LTIP Units, restricted stock and/or stock options, which is determined prior to the beginning of the performance period.

•  The threshold, target and maximum dollar amounts for short-term incentive compensation are established prior to the beginning of each year, with the value of the award paid in February of the following year based upon an evaluation of achievement of goals established at the time the targets are set.

•  Short-term incentive compensation is based on pre-determined weighting between Company performance based on pre-established metrics and individual performance with Company performance weighted more heavily than individual performance. The relative metrics and weightings are determined based on the extent to which a particular executive officer has responsibility for and influence over overall Company performance.

Long-Term Incentive Compensation (“LTI”)

•  Our LTI compensation is designed to closely align the interests of our management with the creation of shareholder value, to motivate our management to achieve long-term growth and success of our Company and to foster significant ownership of our common stock by our management.

•  Our LTI compensation consists of equity awards which vest only if the Company meets pre-determined performance targets over a specific performance period established by the Compensation Committee. The metrics used are selected to encourage our named executive officers to act in furtherance of our strategic objectives. Equity awards may consist of one or a combination of any of the following: restricted stock; restricted stock units; LTIP Units; and stock options.

•  The threshold, target and maximum dollar values for LTI compensation are established prior to the commencement of the performance period and awarded in the form of restricted stock, restricted stock units, LTIP Units and/or stock options, with the actual dollar value awarded determined following the completion of the applicable performance period based upon actual achievement of the goals established at the time the target dollar values are set. The metrics used are selected to encourage our named executive officers to act in furtherance of our strategic objectives. Each award vests in accordance with the terms established by the Compensation Committee.

• LTI compensation is the most significant component of the named executive officer’s compensation.

41     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Long-Term Incentive Compensation. Long-term incentive compensation, consisting of equity awards including restricted stock, restricted stock units, LTIP Units and/or stock options, constitute the most significant component of our executive officers’ compensation, which closely aligns their long-term interests with the long-term interests of our shareholders, while mitigating potential risks related to our compensation programs.

In November of 2015, the board approved a class of partnership interests in the Operating Partnership, called “LTIP Units,” as a form of equity-based award for long-term incentive equity compensation. LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes, meaning that initially they are not economically equivalent in value to a share of our common stock, but over time can increase in value to one-for-one parity with common stock by operation of special tax rules applicable to profits interests. LTIP Units are designed to offer executives a long-term incentive comparable to restricted stock or restricted stock units. Each LTIP Unit awarded is deemed equivalent to an award of one share of common stock reserved under our 1999 Long Term Incentive Plan. The key difference between LTIP Units and restricted stock is that, at the time of award, LTIP Units do not have full economic parity with OP Units, but can achieve such parity over time upon the occurrence of specified events in accordance with partnership tax rules. Until and unless such parity is reached, the value that an executive will realize for a given number of vested LTIP Units is less than the value of an equal number of shares of our common stock.

During the applicable performance period, holders of LTIP Units will receive distributions equal to one-tenth (1⁄10th) of the amount of regular quarterly distributions paid on an OP Unit, but will not receive any special distributions. After the end of the performance period, holders of earned LTIP Units, both vested and unvested, will be entitled to receive distributions in an amount per LTIP Unit equal to the distributions, both regular and special, payable on an OP Unit (which equal per share dividends (both regular and special) on our common stock). LTIP Units awarded with time-based vesting conditions only, both vested and unvested, are entitled to receive distributions in an amount per LTIP Unit equal to the distributions, both regular and special, payable on an OP Unit.

Subject to the conditions set forth in the Tenth Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership and subject to the vesting conditions specified with respect to each Class 2 LTIP Unit (described below), each Class 2 LTIP Unit may be converted, at the election of the holder, into an OP Unit of the Operating Partnership provided that such Class 2 LTIP Unit has been outstanding for at least two years from the date of grant. A holder of OP Units has the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the holder in exchange for a cash payment based on the market value of our common stock at the time of redemption. However, the Operating Partnership’s obligation to pay the cash amount is subject to the prior right of the Company to acquire such OP Units in exchange for either the cash amount or shares of our common stock.

The Class 2 LTIP Units are granted at maximum, and will vest only to the extent that pre-established performance metrics are met for the applicable performance period, subject to continuing employment. Consistent with the treatment of other equity awards under the 1999 Plan, upon a Class 2 LTIP Unit holder’s death or disability during his or her employment, or in the event of a change of control, all restrictions on outstanding awards shall lapse; otherwise, vesting shall cease upon the date that employment is terminated for any other reason. Holders of Class 2 LTIP Units have the same voting rights as limited partners holding OP Units in the Operating Partnership, with the LTIP Units voting together as a single class with the holders of OP Units and having one vote per LTIP Unit, and holders of LTIP Units shall not be entitled to approve, vote on or consent to any other matter.

Retirement Plans. We have a Profit Sharing Plan (the “401(k) Plan”), which is a defined contribution plan covering all eligible full-time employees. Under the 401(k) Plan, the Company makes discretionary profit sharing and matching contributions to the plan as approved by the Compensation Committee. Details regarding matching contributions for our named executive officers are set forth below under the Summary Compensation Table. UDR does not have a pension plan, a SERP or any similar arrangements.

42     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Perquisites and Other Benefits. The primary perquisites that we offer to our named executive officers are Company-paid health insurance (including dental), life insurance, long-term disability insurance and accidental death and disability insurance. Our named executive officers participate in these benefit plans on the same terms as other employees. In addition to the group medical plans that we provide, we reimburse up to a maximum of $5,000 in expenses for annual physical exams for our named executive officers. To help us attract and retain qualified personnel, we also offer relocation benefits, but these benefits are individually negotiated when they occur.

We review our policies with respect to perquisites on a regular basis to consider whether the perquisites should be maintained and whether, or to what extent, it may be appropriate for us to discontinue particular perquisites or to require repayment of the cost of perquisites. During 2019, we did not change our policies with respect to perquisites that we offer to our CEO and other named executive officers.

Our 2019 Incentive Compensation Programs
The 2019 incentive compensation programs were focused on providing short-term and long-term compensation based on rigorous and diverse performance objectives.  All of our long-term compensation is awarded based on the achievement of pre-determined performance objectives and none is awarded on a time-based basis:

2019 SHORT-TERM INCENTIVE COMPENSATION: PERFORMANCE METRICS	2019 LONG-TERM INCENTIVE COMPENSATION: PERFORMANCE METRICS
FFO as Adjusted per share Transaction Volume Acquisitions/Sales/Development/Redevelopment/DCP during the year	30% 35%	1-Year FFO as Adjusted per share 3-Year Relative Cumulative TSR vs. Apartment Peers
Controllable Operating NOI Calculated excluding non-controllable expense for the same store portfolio	20%	3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Total Return Index
Operating Platform Execution Measured by progress against pre-determined metrics	15%	3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers
Relative Valuation Relative ranking of the Company’s stock price annual average discount/premium to NAV versus those of our apartment peers

Associate Engagement

   Calculated by the “Overall Health of UDR Workforce” score made up of a number of components including exit and stay interview results, customer loyalty and satisfaction test, associate turnover and retention, results of associate engagement surveys and associate performance evaluation results

Our short-term incentive compensation awards for 2019 were based on pre-determined weighting between Company performance and individual performance. Company performance (as measured by the applicable metrics set forth in the table above) was weighted equal to or more heavily than individual performance based on the extent to which a particular named executive officer has responsibility for, and influence over, the overall performance of the Company.  The Transaction Volume, Controllable Operating NOI, Operating Platform

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Execution and Relative Valuation metrics were added by the Compensation Committee for the 2019 program.

The 2019 LTI program award opportunity for the 3-year performance period which commenced in 2019 has two separate tranches with different performance periods and vesting schedules and includes four performance metrics, as follows: (i) 30% of the award opportunity has an FFO as Adjusted performance period of 1-year and one-half vested in February 2020 and one-half will vest in February 2021; (ii) 35% of the award opportunity has a metric measured by the Company’s 3-year relative cumulative TSR rank versus the Apartment Peers and will vest on the date the Compensation Committee determines performance in January or February of 2022; (iii) 20% of the award opportunity has a metric measured by the Company’s 3-Year relative cumulative TSR performance versus the NAREIT Equity REITs Total Return Index and will vest on the date the Compensation Committee determines performance in January or February of 2022; and (iv) 15% of the award opportunity has a metric measured by the Company’s 3-year relative cumulative FFO as Adjusted growth rate versus the Apartment Peers and will vest on the date the Compensation Committee determines performance in January or February of 2022.

44     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

The Compensation of Our Named Executive Officers for 2019

Base Salaries
The base salaries for 2019 were determined to be as follows:

Short-Term Incentive Compensation

2019 Results.  The Company’s 2019 performance, as measured by the performance metrics utilized for determining short-term incentive compensation for the named executive officers, was as follows:

Performance Measure	Threshold	Target	Maximum	Actual
FFO as Adjusted per share	$2.00	$2.04	$2.08	$2.08
Transaction Volume	$220 million	$420 million	$870 million	$3.1 billion
Controllable Operating NOI	$883 million	$889 million	$895 million	$885 million
Operating Platform Execution	50%	100%	200%	190%
Relative Valuation	6th	4th	1st	2nd
Associate Engagement	3.8	4.0	4.2	4.08

45     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

46     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Short-Term Incentive Compensation of CEO (Mr. Toomey).  The Compensation Committee established the following range for Mr. Toomey’s 2019 short-term incentive compensation:

•	with 70% based on the Company’s performance as measured by six of the annual performance metrics that were weighted as described below, and
•	the remaining 30% based on his individual performance against the board-approved leadership competencies and key performance objectives.

The Compensation Committee determined that the above-referenced amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the CEO position, and these amounts provide a market competitive level of compensation for the CEO. The Compensation Committee also made a subjective determination that these amounts were appropriate to motivate Mr. Toomey to achieve short-term Company and individual goals and to help ensure Mr. Toomey’s continued service with the Company.

The annual performance metrics that were used for determining the 2019 short-term incentive compensation for Mr. Toomey were as follows:

Performance Measure	Weight
FFO as Adjusted per share	30%
Transaction Volume	10%
Controllable Operating NOI	20%
Operating Platform Execution	10%
Relative Valuation	20%
Associate Engagement	10%

Mr. Toomey’s individual goals for 2019 were as follows:

(1)	set the vision for the Company,
(2)	strategic planning,
(3)	leadership of the Company,
(4)	board relations,
(5)	refine, enhance and execute on the Business Plan and strategic vision,
(6)	communication – responding to a changing market,
(7)	resolving areas for which the board requests further discussion and analysis, and
(8)	management team development and succession.

In evaluating Mr. Toomey’s 2019 compensation, the Compensation Committee considered Mr. Toomey’s accomplishment of these goals.

In February 2020, the Compensation Committee awarded Mr. Toomey short-term incentive compensation in the amount of $2,411,000 for fiscal 2019, based on the Company’s performance against the annual performance metrics and his individual performance. Of the total amount, $1,571,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Toomey’s individual performance. In October 2018, Mr. Toomey elected to receive 100% of his short-term incentive compensation for 2019 in Class 2 LTIP Units.

47     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Short-Term Incentive Compensation of President – Chief Operating Officer (Mr. Davis).  The Compensation Committee established a range for Mr. Davis’s 2019 short-term incentive compensation as follows:

•	with 70% based on the Company’s performance as measured by the four annual performance metrics that were weighted as described below, and
•	30% based on his individual performance.

The Compensation Committee determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the President – Chief Operating Officer position, and these amounts provide a market competitive level of compensation for the President – Chief Operating Officer. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Davis to achieve short-term Company and individual goals and to help ensure Mr. Davis’s continued service with the Company.

The annual performance metrics that were used for determining the 2019 short-term incentive compensation for Mr. Davis were as follows:

Performance Measure	Weight
FFO as Adjusted per share	30%
Controllable Operating NOI	30%
Operating Platform Execution	30%
Associate Engagement	10%

The Compensation Committee, in consultation with our CEO, considered Mr. Davis’s individual performance in 2019 based on the accomplishment of his specific goals that included:

(1)	increasing cash flow to support dividend growth through operations, sales and marketing,
(2)	maintaining a great place to work and live, considering human resources and resident satisfaction,
(3)	increasing resident interactions completed electronically, and
(4)	increasing resident satisfaction.

In February 2020, the Compensation Committee awarded Mr. Davis short-term incentive compensation in the total amount of $1,629,000 for fiscal 2019, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $1,169,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Davis’ individual performance.  In October 2018, Mr. Davis elected to receive 100% of his short-term incentive compensation for 2019 in Class 2 LTIP Units.  In addition, in February 2020, the Compensation Committee awarded Mr. Davis an incremental bonus of $900,000.  Such incremental bonus was in recognition of Mr. Davis’ efforts in connection with the Company’s 2019 acquisition activities ($2.5 billion including Developer Capital Program), equity issuances ($1 billion), debt issuances ($1.3 billion) and debt prepayment ($893 million) activities (each of which were at the highest annual levels in the history of the Company), and the significant derisking of the Company that occurred in 2019.  Fifty percent of the incremental bonus was paid in restricted stock vesting over a four-year period and fifty percent was paid in cash.

48     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Short-Term Incentive Compensation of Senior Executive Vice President (Mr. Troupe).  The Compensation Committee established the following range for Mr. Troupe’s 2019 short-term incentive compensation:

•	with 70% based on the Company’s performance as measured by the six annual performance metrics that were weighted as described below, and
•	30% based on his individual performance.

The Compensation Committee determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Senior Executive Vice President position, and these amounts provide a market competitive level of compensation for the Senior Executive Vice President. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Troupe to achieve short-term Company and individual goals.

The annual performance metrics that were used for determining the 2019 short-term incentive compensation for Mr. Troupe were as follows:

Performance Measure	Weight
FFO as Adjusted per share	30%
Transaction Volume	30%
Controllable Operating NOI	10%
Operating Platform Execution	10%
Relative Valuation	10%
Associate Engagement	10%

Mr. Troupe’s individual goals for 2019 were as follows:

(1)	maintaining a flexible/strong balance sheet,
(2)	transactions – assist in coordination of acquisitions/sales, joint ventures and financings,
(3)	compliance – oversee regulatory filings, internal audit, contract policy and corporate governance,
(4)	legal team – develop and review with the executive team the legal team of the future, and
(5)	transition – transition to new role in 2020.

In February 2020, the Compensation Committee awarded Mr. Troupe short-term incentive compensation in the total amount of $1,836,000 for fiscal 2019, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $1,236,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Troupe’s individual performance.  In October 2018, Mr. Troupe elected to receive 100% of his short-term incentive compensation for 2019 in Class 2 LTIP Units.  In addition, in February 2020, the Compensation Committee awarded Mr. Troupe an incremental bonus of $1,200,000.  Such incremental bonus was in recognition of Mr. Troupe’s efforts in connection with the Company’s 2019 acquisition activities ($2.5 billion including Developer Capital Program), equity issuances ($1 billion), debt issuances ($1.3 billion) and debt prepayment ($893 million) activities (each of which were at the highest annual levels in the history of the Company), and the significant derisking of the Company that occurred in 2019.  The incremental bonus was paid in cash.

49     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Short-Term Incentive Compensation of Senior Vice President – Chief Investment Officer (Mr. Alcock).  The Compensation Committee established a range for Mr. Alcock’s 2019 short-term incentive compensation, as follows:

•	with 70% based on the Company’s performance as measured by three of the annual performance metrics that were weighted as described below, and
•	30% based on his individual performance.

The Compensation Committee, in consultation with our CEO, determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Senior Vice President – Chief Investment Officer position, and these amounts provide a market competitive level of compensation for the Senior Vice President – Chief Investment Officer. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Alcock to achieve short-term Company and individual goals and to help ensure Mr. Alcock’s continued service with the Company.

The annual performance metrics that were used for determining the 2019 short-term incentive compensation for Mr. Alcock were as follows:

Performance Measure	Weight
FFO as Adjusted per share	30%
Transaction Volume	60%
Associate Engagement	10%

The Compensation Committee, in consultation with our CEO, considered Mr. Alcock’s individual performance in 2019 based on the accomplishment of his specific goals that included:

(1)	enhancing the portfolio through sales and acquisitions,
(2)	addressing asset quality through redevelopment and asset quality initiatives, and
(3)	strengthening the Company’s portfolio through development.

In February 2020, the Compensation Committee awarded Mr. Alcock short-term incentive compensation in the total amount of $2,094,000 for fiscal 2019, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $1,494,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Alcock’s individual performance.  In October 2018, Mr. Alcock elected to receive 100% of his short-term incentive compensation for 2019 in Class 2 LTIP Units.  In addition, in February 2020, the Compensation Committee awarded Mr. Alcock an incremental bonus of $1,100,000.  Such incremental bonus was in recognition of Mr. Alcock’s efforts in connection with the Company’s 2019 acquisition activities ($2.5 billion including Developer Capital Program), equity issuances ($1 billion), debt issuances ($1.3 billion) and debt prepayment ($893 million) activities (each of which were at the highest annual levels in the history of the Company), and the significant derisking of the Company that occurred in 2019.  Fifty percent of the incremental bonus was paid in restricted stock vesting over a four-year period and fifty percent was paid in cash.

50     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Short-Term Incentive Compensation of Senior Vice President – Chief Financial Officer (Mr. Fisher).  The Compensation Committee established a range for Mr. Fisher’s 2019 short-term incentive compensation as follows:

•	with 70% based on the Company’s performance as measured by the six annual performance metrics that were weighted as described below, and
•	30% based on his individual performance.

The Compensation Committee, in consultation with our CEO, determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Senior Vice President – Chief Financial Officer position, and these amounts provide a market competitive level of compensation for the Senior Vice President – Chief Financial Officer. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Fisher to achieve short-term Company and individual goals and to help ensure Mr. Fisher’s continued service with the Company.

The annual performance metrics that were used for determining the 2019 short-term incentive compensation for Mr. Fisher were as follows:

Performance Measure	Weight
FFO as Adjusted per share	30%
Transaction Volume	20%
Controllable Operating NOI	10%
Operating Platform Execution	10%
Relative Valuation	20%
Associate Engagement	10%

The Compensation Committee, in consultation with our CEO, considered Mr. Fisher’s individual performance in 2019 based on the accomplishment of his specific goals that included:

(1)	management of accounting and tax functions,
(2)	management of investor relations function,
(3)	financial planning and analysis,
(4)	assist in debt and treasury initiatives,
(5)	provide assistance to support functional execution of the Business Plan,
(6)	examine and present options for the Company with respect to portfolio strategy and treasury initiatives,
(7)	assist with board materials, and
(8)	review and monitor technology investments.

In February 2020, the Compensation Committee awarded Mr. Fisher short-term incentive compensation in the total amount of $927,000 for fiscal 2019, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $667,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Fisher’s individual performance.  In October 2018, Mr. Fisher elected to receive 100% of his short-term

51     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

incentive compensation for 2019 in Class 2 LTIP Units.  In addition, in February 2020, the Compensation Committee awarded Mr. Fisher an incremental bonus of $800,000.  Such incremental bonus was in recognition of Mr. Fisher’s efforts in connection with the Company’s 2019 acquisition activities ($2.5 billion including Developer Capital Program), equity issuances ($1 billion), debt issuances ($1.3 billion) and debt prepayment ($893 million) activities (each of which were at the highest annual levels in the history of the Company), and the significant derisking of the Company that occurred in 2019.  Fifty percent of the incremental bonus was paid in restricted stock vesting over a four-year period and fifty percent was paid in cash.

2017 LTI Compensation

Under the terms of the 2017 LTI Program, our named executive officers were awarded restricted stock units or Class 2 LTIP Units with dividend equivalent rights with the number of units awarded based upon the achievement of specific performance objectives over the relevant performance period, and each of the awards were subject to specific vesting provisions that were based on the achievement of the applicable performance criteria.  The 2017 LTI Program included a three-year relative TSR performance metric that was based on the Company’s TSR performance against that of each of the companies (other than  the Company) in the FTSE NAREIT Equity Apartments Index, a three-year FFO as Adjusted metric, and a three-year cumulative absolute TSR metric.  The portion of the award that is earned contingent on the achievement of the three-year relative TSR performance metric cliff vests within 60 days following the conclusion of the performance period.  In February 2020, the three-year metrics were measured and approved by the Compensation Committee.

The following table reflects the Company’s performance and the vested payout for the three-year relative TSR performance grant of the 2017 LTI Program grants:

Metric	Weighting	Measurement	Payout %	Actual	Payout %
Relative TSR Ranking vs. NAREIT Apartment Index (3-Year Cumulative – 2017 – 2019) Threshold Target High	30%	Ranking 30th Percentile 50th Percentile 75th Percentile	50% 100% 200%	70th	180%
3-Yr Cumulative TSR (3-Year Cumulative – 2017 – 2019) Threshold Target High	30%	Cumulative Return 15% 25% 35%	50% 100% 200%	48%	200%
3-Yr FFO as Adjusted per Share (3-Year Cumulative – 2017 – 2019) Threshold Target High	10%	Cumulative FFO as Adjusted $5.69 $5.91 $6.12	50% 100% 200%	$5.91	100%

2017-2019 Relative TSR (30% of 2017 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 525,000	$ 1,050,000	$ 2,100,000	$ 1,891,000
Mr. Davis	$ 187,500	$ 375,000	$ 750,000	$ 675,000
Mr. Troupe	$ 165,000	$ 330,000	$ 660,000	$ 594,000
Mr. Alcock	$ 187,500	$ 375,000	$ 750,000	$ 675,000
Mr. Fisher	$ 75,000	$ 150,000	$ 300,000	$ 270,000

2017-2019 Cumulative Absolute TSR (30% of 2017 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 525,000	$ 1,050,000	$ 2,100,000	$ 2,100,000
Mr. Davis	$ 187,500	$ 375,000	$ 750,000	$ 750,000
Mr. Troupe	$ 165,000	$ 330,000	$ 660,000	$ 660,000
Mr. Alcock	$ 187,500	$ 375,000	$ 750,000	$ 750,000
Mr. Fisher	$ 75,000	$ 150,000	$ 300,000	$ 300,000

52     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

2017-2019 FFO as Adjusted (10% of 2017 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 175,000	$ 350,000	$ 700,000	$ 350,000
Mr. Davis	$ 62,500	$ 125,000	$ 250,000	$ 125,000
Mr. Troupe	$ 55,000	$ 110,000	$ 220,000	$ 110,000
Mr. Alcock	$ 62,500	$ 125,000	$ 250,000	$ 125,000
Mr. Fisher	$ 25,000	$ 50,000	$ 100,000	$ 50,000

2019 LTI Compensation

In December 2018, the Compensation Committee approved a new long-term incentive program for 2019.

The metrics used for the 2019 LTI Program are as follows:

Performance Metrics	Weighting	Range	Metric	Payout	Actual Result
1-Year FFO as Adjusted	30%	Threshold	$ 2.00	50%
		Target	$ 2.04	100%
		Maximum	$ 2.08	200%	$2.08

3-Year Relative Cumulative TSR Rank vs. Apartment Peers	35%	Threshold	-900bps to wavg TSR	50%
		Target	Wavg TSR	100%	TBD
		Maximum	+900bps to wavg TSR	200%

3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Total Return Index	20%	Threshold	-900bps	50%
		Target	Index	100%
		Maximum	+900bps	200%	TBD

3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers	15%	Threshold	-900bps to wavg	50%
		Target	Wavg	100%	TBD
		Maximum	+900bps to wavg	200%

The named executive officers elected to receive Class 2 LTIP Units in lieu of performance-based restricted stock units pursuant to the 2019 LTI Program.

The 2019 LTI Program awards were granted to Messrs. Toomey, Davis, Troupe, Alcock and Fisher, in the following amounts:

Total 2019 LTI Program Awards
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 2,100,000	$ 4,200,000	$ 8,400,000	TBD
Mr. Davis	$ 825,000	$ 1,650,000	$ 3,300,000	TBD
Mr. Troupe	$ 550,000	$ 1,100,000	$ 2,200,000	TBD*
Mr. Alcock	$ 625,000	$ 1,250,000	$ 2,500,000	TBD
Mr. Fisher	$ 550,000	$ 1,100,000	$ 2,200,000	TBD
1-Year FFO as Adjusted (30% of 2019 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 630,000	$ 1,260,000	$ 2,520,000	$2,520,000
Mr. Davis	$ 247,500	$ 495,000	$ 990,000	$990,000
Mr. Troupe	$ 165,000	$ 330,000	$ 660,000	$660,000*
Mr. Alcock	$ 187,500	$ 375,000	$ 750,000	$750,000
Mr. Fisher	$ 165,000	$ 330,000	$ 660,000	$ 660,000

53     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

3-Year Relative Cumulative TSR vs. Apartment Peers (35% of 2019 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 735,000	$ 1,470,000	$ 2,940,000	TBD
Mr. Davis	$ 288,750	$ 577,500	$ 1,155,000	TBD
Mr. Troupe	$ 192,500	$ 385,000	$ 770,000	TBD*
Mr. Alcock	$ 218,750	$ 437,000	$ 875,000	TBD
Mr. Fisher	$ 192,500	$ 385,000	$ 770,000	TBD
3-Year Relative Cumulative TSR Rank vs. NAREIT Equity REITs (20% of 2019 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 420,000	$ 840,000	$ 1,680,000	TBD
Mr. Davis	$ 165,000	$ 330,000	$ 660,000	TBD
Mr. Troupe	$ 110,000	$ 220,000	$ 440,000	TBD*
Mr. Alcock	$ 125,000	$ 250,000	$ 500,000	TBD
Mr. Fisher	$ 110,000	$ 220,000	$ 440,000	TBD
3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers (15% of 2019 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 315,000	$ 630,000	$ 1,200,000	TBD
Mr. Davis	$ 123,750	$ 247,500	$ 495,000	TBD
Mr. Troupe	$ 82,500	$ 165,000	$ 330,000	TBD*
Mr. Alcock	$ 93,750	$ 187,500	$ 375,000	TBD
Mr. Fisher	$ 82,500	$ 165,000	$ 330,000	TBD

*In connection with his transition to a new role effective March 31, 2020, the awards granted to Mr. Troupe under the 2019 LTI Program that were based on a three-year performance period were accelerated and 26,552 Class 2 LTIP Units were vested effective March 31, 2020. In addition, the awards granted to Mr. Troupe under the 2018 LTI Program that were based on a three-year performance period were accelerated and 29,124 Class 2 LTIP Units were vested effective March 31, 2020.

2020 LTI Compensation

In December 2019, the Compensation Committee approved a new long-term incentive program for 2020.

The metrics used for the 2020 LTI Program are as follows:

Performance Metrics	Weighting	Range	Metric	Payout
1-Year FFO as Adjusted	30%	Threshold	$2.16	50%
		Target	$2.20	100%
		Maximum	$2.24	200%

3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Total Return Index	20%	Threshold	-900bps	50%
		Target	Index	100%
		Maximum	+900bps	200%

3-Year Relative Cumulative TSR Rank vs. Apartment Peers	35%	Threshold	-900bps to wavg TSR	50%
		Target	Wavg TSR	100%
		Maximum	+900bps to wavg TSR	200%

3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers	15%	Threshold	-900bps to wavg	50%
		Target	Wavg	100%
		Maximum	+900bps to wavg	200%

The portions of the 2020 LTI awards based upon the 3-year relative apartment peer TSR metric, the 3-year relative NAREIT Equity Index TSR metric and the 3-year relative cumulative FFO as Adjusted metric will vest on the date the Compensation Committee determines performance in January or February 2023.  The portion of the 2020 LTI awards based upon the 1-year FFO as Adjusted metric will be measured in January or February 2021 and will vest 50% at such time and 50% on the one-year anniversary thereof.  As he transitioned to a new role effective March 31, 2020, Mr. Troupe will not participate in the 2020 LTI Program.

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2020 STI Compensation

In December 2019, the Compensation Committee also approved a new short-term incentive program for 2020 and in October 2019, each of our named executive officers other than Mr. Alcock elected to receive their short-term incentive compensation, to the extent earned, in Class 2 LTIP units. Mr. Alcock elected to receive 50% in restricted stock units and 50% in Class 2 LTIP Units.  As he transitioned to a new role effective March 31, 2020, Mr. Troupe will not participate in the 2020 STI Program, but will be entitled to receive a prorated portion of the short term incentive compensation he would have received had he remained an employee of the Company.

For each named executive officer, 30% of the STI award will be based on the Compensation Committee’s subjective determination of such executive’s performance and 70% will be based on company performance measured by the metrics set forth below.  The weightings for each executive officer for each metric are set by the Compensation Committee.

The metrics used for the 2020 STI Program are as follows:

Metric	Threshold	Target	Maximum
FFO as Adjusted per Share	$2.16	$2.20	$2.24
Transaction Volume (millions)	$335 million	$675 million	$1,350 million
Controllable Operating NOI (calculated excluding non-controllable expense for the same-store portfolio)	$923.5 million	$930.0 million	$936.5 million
Acquisition NOI	$120.0 million	$123.5 million	$127.0 million
Operating Platform Execution	50%	100%	200%
Associate Engagement	3.8	4.0	4.2

Performance will be determined by the Compensation Committee and the units will vest in January or February 2021.

Senior Executive Vice President Transition

On December 31, 2019, Mr. Troupe notified the Company of his intention to resign as Senior Executive Vice President of the Company as of March 31, 2020 and, effective April 1, 2020, transition to a consulting role as Senior Advisor to the Office of the Chairman.  Mr. Troupe and the Company entered into a letter agreement in connection with his resignation dated December 31, 2019.  Under the letter agreement, Mr. Troupe is entitled to continued group health insurance benefits through March 31, 2025, under certain conditions.  In addition, the letter agreement provides that 29,124 Class 2 LTIP Units awarded to Mr. Troupe in January 2018 and 26,552 Class 2 LTIP Units awarded to Mr. Troupe in January 2019 shall be fully vested on March 31, 2020.  Further, under the letter agreement, Mr. Troupe will be entitled to receive a prorated portion of the short-term incentive compensation he would have received had he remained an employee of the Company.  The letter agreement (including the related release agreement) contains mutual releases and non-disparagement covenants of Mr. Troupe and the Company.

Severance, Change of Control and Other Arrangements

We provide a description of the change of control provisions and the death, disability and retirement provisions in our 1999 Long Term Incentive Plan and our policy with respect to severance benefits, below under “Post-Employment Compensation – Severance, Change of Control and Other Arrangements.”

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Advisory Vote on Executive Compensation

At the 2019 annual meeting of shareholders, the shareholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, with 93% of votes cast were voted in favor of the resolution. The Compensation Committee reviewed the final vote results for that resolution, and we have not made any changes to our executive compensation policies or decisions as a result of the vote. While the vote on the compensation of our named executive officers is advisory, and therefore not binding on the Company, the Compensation Committee or our board, our board and our Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.  At our 2017 annual meeting, we conducted an advisory vote on the frequency of our advisory votes on executive compensation. Through that vote, our shareholders expressed a preference for an annual advisory vote on executive compensation, with 86% of votes cast in favor of an annual advisory vote on executive compensation.  We have determined that our shareholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Accordingly, our board recommends that you vote “FOR” Proposal No. 3 at the annual meeting. For more information, see “Proposal No. 3 Advisory Vote on Executive Compensation” in this proxy statement.

Accounting and Tax Effects

Among many factors, the impact of accounting treatment is considered in developing and implementing our compensation programs generally, including the accounting treatment as it applies to amounts awarded or paid to our executives. The impact of federal tax laws on our compensation programs is also considered, including the deductibility of compensation paid to our named executive officers, as regulated by Section 162(m) of the Code.

Prior to the enactment of the Tax Cuts and Jobs Act in December 2017, under Section 162(m) of the Code, we generally would not receive a federal income tax deduction for compensation paid to our chief executive officer or any of the three other most highly compensated executive officers (other than the chief financial officer) employed on the last day of the fiscal year to the extent that any of such persons receive more than $1,000,000 in compensation in the fiscal year, subject to an exemption for “performance-based” compensation, which permitted us to receive a federal income tax deduction for the compensation paid, even if such compensation exceeded $1,000,000 in a single year.

The Tax Cuts and Jobs Act, among other changes, retained the $1,000,000 deduction limit in Section 162(m) of the Code, but repealed the exemption from the deduction limit for performance-based compensation, while expanding the definition of “covered employees” to include the chief financial officer and any executive who is subject to the limitation in tax years beginning after 2016.  As a result, beginning in 2018, compensation paid to our named executive officers in excess of $1,000,000 is not deductible under Section 162(m), unless it qualifies for transition relief applicable to certain binding written performance-based compensation arrangements which were in effect as of November 2, 2017, and which were not modified in any material respect on or after that date.

The Compensation Committee has sought to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, and therefore the Compensation Committee has not adopted a policy that all compensation must be deductible on our federal income tax returns, and has reserved the right to adopt a policy, or may change any policy it does adopt, as it deems necessary. The Compensation Committee will continue to consider the tax deductibility of compensation as just one of many factors in determining the appropriate amount and form of compensation for our named executive officers.

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The impact of Section 409A of the Code is also taken into account. The 1999 Long Term Incentive Plan has been designed to comply with the requirements of Section 409A of the Code so as to avoid possible adverse tax consequences that may result from noncompliance.

Equity Granting Process

Grants of stock options, restricted stock, restricted stock units, LTIP Units and other equity awards to our executive officers and other employees are approved by the Compensation Committee at regularly scheduled meetings, or occasionally by unanimous written consent. If approval is made at a meeting, the grant date of the award is the date of the meeting or a future date; if approval is by unanimous written consent, the grant date of the award is the day the last Compensation Committee member signs the written consent or a future date.

We have no practice of timing grants of stock options, restricted stock, restricted stock units, LTIP Units and other equity awards to coordinate with the release of material non-public information, nor have we timed the release of material non-public information for the purpose of affecting the value of any named executive officer compensation.

Stock Ownership Guidelines

To align the interests of our executive officers with the interests of our shareholders, each of our executive officers is required to comply with our Executive Stock Ownership Guidelines. These guidelines require our executive officers to own a specified number of shares of the Company’s common stock as determined by the executive officer’s position within four years of the date of the executive officer’s appointment. The individual guidelines are as follows:

•	110,000 shares for the Chairman and CEO and the President,
•	50,000 shares for any Executive Vice President (or equivalent), and
•	20,000 shares for any Senior Vice President (or equivalent).

All of our named executive officers serving as of the end of 2019 are in compliance with the Executive Stock Ownership Guideline applicable to their position. The Governance Committee may, from time to time, re-evaluate and revise these guidelines to give effect to changes in the price of our common stock or our capitalization.

Stock that counts towards satisfaction of the ownership guidelines include:

•	shares owned outright by the participant or his or her immediate family members residing in the same household,
•	vested restricted stock,
•	vested LTIP Units, and
•	shares into which OP Units in the Operating Partnership may be redeemed for shares of common stock.

A copy of our Executive Stock Ownership Guidelines may be found on our corporate governance page on our website at ir.udr.com. To access the guidelines on our website, click on “Investor Relations” and then click on “Corporate Governance.”

Hedging, Pledging and Short-Term Speculative Transactions

We prohibit any Company personnel, which includes directors, officers and all other employees of the Company, from engaging in any short-term, speculative securities transactions, engaging in short sales, buying

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or selling put or call options, trading in options (other than those granted by the Company) and engaging in hedging transactions. We also prohibit purchasing securities on margin or pledging securities as collateral without the prior approval of our Corporate Compliance Officer or Chief Executive Officer.

Policy on Recoupment of Performance-Based Incentives

Our Compensation Committee adopted the Policy on Recoupment of Performance-Based Incentives, which applies to our executive officers, including our named executive officers, and their performance-based incentive compensation beginning with their compensation for the 2010 fiscal year. This policy provides that if the board determines that the Company’s financial statements are required to be restated as a result of fraud committed by an executive officer, the board may seek to recoup any portion of the performance-based awards that the executive officer would not have received if the Company’s financial results had been reported properly. The board administers the policy and determines, in its sole discretion, the amount of the performance-based award to be recouped. To access the guidelines on our website, click on “Investor Relations” and then click on “Corporate Governance.”

Consideration of Risk

The Compensation Committee is aware of the consequences to companies that have not appropriately balanced risk and reward in executive compensation. The Compensation Committee believes that the emphasis on long-term performance in the 1999 Long Term Incentive Plan results in an overall compensation program that does not reward excessive risk-taking for the Company. The Company’s compensation strategy is intended to mitigate risk by emphasizing long-term compensation and financial performance measures correlated with growing shareholder value rather than rewarding shorter performance and payout periods.

Our Compensation Committee believes that our executive incentive compensation arrangements do not encourage our executives to take unnecessary or excessive risks that could threaten the value of our Company. While performance-based compensation constitutes a significant percentage of our executives’ overall total compensation and thereby the Compensation Committee believes motivates our executives to help fulfill our corporate mission and vision, including specific and focused Company performance objectives, the non-performance based compensation, for most executives for most years, is also a sufficiently high percentage of overall total compensation that the Compensation Committee does not believe that unnecessary or excessive risk taking is encouraged by the performance-based compensation. In addition, a significant portion of executive’s performance-based compensation is in the form of long-term equity incentives, which do not encourage unnecessary or excessive risk because they generally are performance-based and are earned over a multiple-year period of time, thereby focusing the executives on our Company’s long-term interests. In order to align the interests of our executive officers with the interests of our shareholders, each of our executive officers is required to comply with our Executive Stock Ownership Guidelines. Further, the Compensation Committee has adopted the Policy on Recoupment of Performance-Based Incentives as a means of discouraging unnecessary or excessive risk taking.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.

The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis beginning on page 31 of this proxy statement. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION AND MANAGEMENT
DEVELOPMENT COMMITTEE
Mark R. Patterson, Chair
Jon A. Grove
Robert A. McNamara

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Compensation of Executive Officers

The executive officers named in the table below are referred to in this proxy statement as the “named executive officers.” The table below summarizes for each of the named executive officers the compensation amounts paid or earned for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Thomas W. Toomey(2)	2019	$800,000	$-0-	$5,473,055	-0-	$-0-	-0-	$34,679	$6,307,734
Chief Executive	2018	$800,000	300,000	$3,450,891	-0-	$1,700,000	-0-	$27,585	$6,278,476
Officer	2017	$800,000	-0-	$5,328,051	-0-	$1,569,000	-0-	$83,868	$7,780,919

Jerry A. Davis(3)	2019	$650,000	450,000	$2,628,609	-0-	$-0-	-0-	$19,845	$3,748,454
President – Chief	2018	$450,000	-0-	$1,232,466	-0-	$1,143,000	-0-	$18,706	$2,844,172
Operating Officer	2017	$450,000	-0-	$1,388,578	-0-	$1,200,000	-0-	$19,583	$3,058,161

Warren L. Troupe(4)	2019	$500,000	1,200,000	$1,984,469	-0-	$-0-	-0-	$16,273	$3,700,742
Senior Executive Vice	2018	$500,000	-0-	$1,084,576	-0-	$1,261,000	-0-	$15,556	$2,861,132
President	2017	$500,000	-0-	$1,045,928	-0-	$1,231,000	-0-	$26,388	$2,803,316

Harry G. Alcock(5)	2019	$500,000	550,000	$2,223,344	-0-	$-0-	-0-	$16,781	$3,290,125
Senior Vice President and Chief Investment Officer	2018	$450,000	-0-	$1,232,466	-0-	$1,074,000	-0-	$15,800	$2,772,266
	2017	$450,000	-0-	$1,488,578	-0-	$941,000	-0-	$16,981	$2,896,559

Joseph D. Fisher(6)	2019	$450,000	400,000	$1,592,995	-0-	$-0-	-0-	$19,581	$2,462,576
Senior Vice President	2018	$400,000	-0-	$887,378	-0-	$562,000	-0-	$18,550	$1,867,928
and Chief Financial Officer	2017	$400,000	-0-	$1,695,485	-0-	$534,000	-0-	$23,983	$2,653,468

(1)

The dollar amounts reflected in the “Stock Awards” column represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of grants of shares and units that vest over multiple years. For information regarding the valuation assumptions used in computing grant date fair value, refer to the note entitled “Employee Benefit Plans” in the Notes to our Consolidated Financial Statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2019, 2018 and 2017, as applicable.

(2)

“Stock Awards” for 2019 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s short-term and long-term incentive programs. The threshold, target and maximum for these awards were determined prior to the grant date, and the amount of the awards with respect to the portion of the awards with a 1-year performance period was determined in February 2020 based upon the achievement of the performance metrics and the portion of the long-term award with a 3-year performance period will be determined in January or February of 2022.  The maximum amount of the awards was $2,800,000 for the short-term award and $8,400,000 for the long-term award.  “All Other Compensation” includes $10,559 for Company paid health insurance (including dental) in 2019, $623 for Company paid life insurance, accidental death and disability insurance and disability insurance in 2019, $8,400 for the Company funded non-discretionary 401(k) Plan matching contribution and $15,097 for rent discount.

(3)

“Stock Awards” for 2019 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s short-term and long-term incentive programs. The threshold, target and maximum for these awards were determined prior to the grant date, and the amount of the awards with respect to the portion of the awards with a 1-year performance period was determined in February 2020 based upon the achievement of the performance metrics and the portion of the long-term award with a 3-year performance period will be determined in January or February of 2022.  The maximum amount of the awards was $2,200,000 for the short-term award and $3,300,000 for the long-term award.  “All Other Compensation” includes $10,822 for Company paid health insurance (including dental) in 2019, $623 for Company paid life insurance, accidental death and disability and disability insurance in 2019 and $8,400 for the Company funded non-discretionary 401(k) Plan matching contribution.

(4)

“Stock Awards” for 2019 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s short-term and long-term incentive programs. The threshold, target and maximum for these awards were determined prior to the grant date, and the amount of the awards with respect to the portion of the awards with a 1-year performance period was determined in February 2020 based upon the achievement of the performance metrics and the portion of the long-term award with a 3-year performance period will be determined in January or February of 2022.  The maximum amount of the awards was $2,000,000 for the short-term award and $2,200,000 for the long-term award.  “All Other Compensation” includes $7,250 for Company paid health insurance (including dental) in 2019, $623 for Company paid life insurance, accidental death and disability and disability insurance in 2019 and $8,400 for the Company funded non-discretionary 401(k) Plan matching contribution.

(5)

““Stock Awards” for 2019 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s short-term and long-term incentive programs. The threshold, target and maximum for these awards were determined prior to the grant date, and the amount of the awards with respect to the portion of the awards with a 1-year performance period was determined in February 2020 based upon the achievement of the performance metrics and the portion of the long-term award with a 3-year performance period will be determined in January or February of 2022.  The maximum amount of the awards was $2,200,000 for the short-term award and $2,500,000 for the long-term award.  “All Other Compensation” includes $10,558 for Company paid health insurance (including dental) in 2019, $623 for Company paid life insurance, accidental death and disability and disability insurance in 2019 and $5,600 for the Company funded non-discretionary 401(k) Plan matching contribution.

(6)

“Stock Awards” for 2019 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s short-term and long-term incentive programs. The threshold, target and maximum for these awards were determined prior to the grant date, and the amount of the awards with respect to the portion of the awards with a 1-year performance period was determined in February 2020 based upon the achievement of the performance metrics and the portion of the long-term award with a 3-year performance period will be determined in January or February of 2022.  The maximum amount of the awards was $1,100,000 for the short-term award and $2,200,000 for the long-term award.  “All Other Compensation” includes $10,558 for Company paid health insurance (including dental) in 2019, $623 for Company paid life insurance, accidental death and disability and disability insurance in 2019, $8,400 for the Company funded non-discretionary 401(k) Plan matching contribution.

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Grants of Plan-Based Awards Table
The following table provides information concerning each grant of a plan-based award made to a named executive officer in the 2019 fiscal year.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (j)	All Other Option Awards: Number of Securities Underlying Options (#) (k)	Exercise or Base Price of Option Awards ($/Sh) (l)	Grant Date Fair Value of Stock and Option Awards (m)
Name (a)	Award Type (b)	Grant Date (c)	Threshold ($) (d)	Target ($) (e)	Maximum ($) (f)	Threshold (#) (g)	Target (#) (h)	Maximum (#) (i)

Thomas W. Toomey	STI	1/2/2019				18,234	36,468	72,936	-	-	-	$1,218,006
	LTI	1/2/2019				54,702	109,404	218,808	-	-	-	$4,255,049
Jerry A. Davis	STI	1/2/2019				14,327	28,653	57,306	-	-	-	$ 956,990
	LTI	1/2/2019				21,490	42,980	85,960	-	-	-	$1,671,619
Warren L. Troupe	STI	1/2/2019				13,024	26,048	52,096	-	-	-	$ 869,985
	LTI	1/2/2019				14,328	28,655	57,310	-	-	-	$1,114,484
Harry G. Alcock	STI	1/2/2019				14,327	28,653	57,306	-	-	-	$ 956,990
	LTI	1/2/2019				16,280	32,560	65,120	-	-	-	$1,266,354
Joseph D. Fisher	STI	1/2/2019				7,164	14,327	28,654	-	-	-	$ 478,512
	LTI	1/2/2019				14,328	28,655	57,310	-	-	-	$1,114,484

Narrative Disclosure to Summary Compensation
Table and Grants of Plan-Based Awards Table

Long Term Incentive Compensation

The 2019 LTI Program covers consecutive, rolling three-year tranches (each consisting of 36 months) for an indefinite period. LTIP Units are a class of partnership interests in the Operating Partnership and serve as a form of equity-based award for our annual long-term incentive equity compensation. LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes, meaning that initially they are not economically equivalent in value to a share of our common stock, but over time can increase in value to one-for-one parity with common stock by operation of special tax rules applicable to profits interests. LTIP Units are designed to offer executives a long-term incentive comparable to restricted stock or restricted stock units, while allowing them to enjoy a potentially more favorable income tax treatment. Each LTIP Unit awarded is deemed equivalent to an award of one share of common stock reserved under our 1999 Long Term Incentive Plan. The key difference between LTIP Units and restricted stock is that, at the time of award, LTIP Units do not have full economic parity with an OP Unit, but can achieve such parity over time upon the occurrence of specified events in accordance with partnership tax rules. Until and unless such parity is reached, the value that an executive will realize for a given number of vested LTIP Units is less than the value of an equal number of shares of our common stock.

During the applicable performance period, holders of LTIP Units will receive distributions equal to one-tenth (1⁄10th) of the amount of regular quarterly distributions paid on an OP Unit, but will not receive any special distributions. After the end of the performance period, holders of earned LTIP Units, both vested and unvested, will be entitled to receive distributions in an amount per LTIP Unit equal to the distributions, both regular and special, payable on an OP Unit (which equal per share dividends (both regular and special) on our common stock). LTIP Units awarded with time-based vesting conditions only, both vested and unvested, are entitled to receive distributions in an amount per LTIP Unit equal to the distributions, both regular and special, payable on an OP Unit.

In December 2018, the named executive officers were permitted to elect to receive Class 2 LTIP Units in lieu of performance-based restricted stock units, and upon the elections of the named executive officers, the Compensation Committee awarded Class 2 LTIP Units to all of the named executive officers pursuant to the 2019 LTI Program. Subject to the conditions set forth in the Tenth Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership and subject to the vesting conditions specified with respect to each Class 2 LTIP Unit (described below), each Class 2 LTIP Unit may be converted, at the

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election of the holder, into an OP Unit of the Operating Partnership provided that such Class 2 LTIP Unit has been outstanding for at least two years from the date of grant. A holder of OP Units has the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the holder in exchange for a cash payment based on the market value of our common stock at the time of redemption. However, the Operating Partnership’s obligation to pay the cash amount is subject the prior right of the Company to acquire such OP Units in exchange for either the cash amount or shares of our common stock.

The Class 2 LTIP Units are granted at maximum, and will vest only to the extent that pre-established performance metrics are met for the applicable performance period, subject to continuing employment. The 2019 LTI program award opportunity for the three-year performance period which commenced in 2019 has two separate tranches with different performance periods and vesting schedules, as follows: (i) 30% of the award opportunity has an FFO as Adjusted performance period of one year and one-half vested in February 2020 and one-half will vest in February 2021; (ii) 35% of the award opportunity has a 3-year relative cumulative TSR versus apartment peers metric and will vest on the date the Compensation Committee determines performance in January or February of 2022; (iii) 20% of the award has a 3-year relative cumulative TSR versus the NAREIT Equity Total Return Index metric and will vest on the date the Compensation Committee determines performance in January or February of 2022; and (iv) 15% of the award opportunity has a 3-year FFO as Adjusted Growth Rate versus apartment peers metric and will vest on the date the Compensation Committee determines performance in January or February of 2022.  In this way, the vesting conditions for the Class 2 LTIP Units are comparable to the vesting conditions applicable to our performance-based restricted stock units. Consistent with the treatment of other equity awards under the 1999 Plan, upon a Class 2 LTIP Unit holder’s death or disability during his or her employment, or in the event of a change of control, all restrictions on outstanding awards shall lapse; otherwise, vesting shall cease upon the date that employment is terminated for any other reason. Holders of Class 2 LTIP Units have the same voting rights as limited partners holding OP Units in the Operating Partnership, with the LTIP Units voting together as a single class with the OP Units and having one vote per LTIP Unit, and holders of LTIP Units shall not be entitled to approve, vote on or consent to any other matter.

The metrics utilized for the 2019 LTI Program awards are as follows:

Performance Metric	Weighting	Range	Metric	Payout	Actual Result

	30%	Threshold	$2.00	50%
1-Year FFO as Adjusted		Target	$2.04	100%	$2.08
		Maximum	$2.08	200%
3-Year Relative Cumulative TSR Rank vs. Apartment Peers	35%	Threshold	-900bps to wavg TSR	50%
		Target	Wavg TSR	100%	Because this is a 3 year metric, the result has not yet been determined
		Maximum	+900bps to wavg TSR	200%
3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Total Return Index	20%	Threshold	-900bps	50%
		Target	Index	100%	Because this is a 3 year metric, the result has not yet been determined
		Maximum	+900bps	200%
3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers	15%	Threshold	-900bps to wavg	50%
		Target	Wavg	100%	Because this is a 3 year metric, the result has not yet been determined
		Maximum	+900bps to wavg	200%

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The 2019 LTI Program awards were granted to Messrs. Toomey, Davis, Troupe, Alcock and Fisher, in the following amounts:

Total 2019 LTI Program Awards
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 2,100,000	$ 4,200,000	$ 8,400,000	TBD
Mr. Davis	$ 825,000	$ 1,650,000	$ 3,300,000	TBD
Mr. Troupe	$ 550,000	$ 1,100,000	$ 2,200,000	TBD*
Mr. Alcock	$ 625,000	$ 1,250,000	$ 2,500,000	TBD
Mr. Fisher	$ 550,000	$ 1,100,000	$ 2,200,000	TBD
1-Year FFO as Adjusted (30% of 2019 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 630,000	$ 1,260,000	$ 2,520,000	$ 2,520,000
Mr. Davis	$ 247,500	$ 495,000	$ 990,000	$ 990,000
Mr. Troupe	$ 165,000	$ 330,000	$ 660,000	$ 660,000	*
Mr. Alcock	$ 187,500	$ 375,000	$ 750,000	$ 750,000
Mr. Fisher	$ 165,000	$ 330,000	$ 660,000	$ 660,000

3-Year Relative Cumulative TSR vs. Apartment Peers (35% of 2019 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 735,000	$ 1,470,000	$ 2,940,000	TBD
Mr. Davis	$ 288,750	$ 577,500	$ 1,155,000	TBD
Mr. Troupe	$ 192,500	$ 385,000	$ 770,000	TBD*
Mr. Alcock	$ 218,750	$ 437,000	$ 875,000	TBD
Mr. Fisher	$ 192,500	$ 385,000	$ 770,000	TBD
3-Year Relative Cumulative TSR Rank vs. NAREIT Equity REITs (20% of 2019 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 420,000	$ 840,000	$ 1,680,000	TBD
Mr. Davis	$ 165,000	$ 330,000	$ 660,000	TBD
Mr. Troupe	$ 110,000	$ 220,000	$ 440,000	TBD*
Mr. Alcock	$ 125,000	$ 250,000	$ 500,000	TBD
Mr. Fisher	$ 110,000	$ 220,000	$ 440,000	TBD
3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers (15% of 2019 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 315,000	$ 630,000	$ 1,200,000	TBD
Mr. Davis	$ 123,750	$ 247,500	$ 495,000	TBD
Mr. Troupe	$ 82,500	$ 165,000	$ 330,000	TBD*
Mr. Alcock	$ 93,750	$ 187,500	$ 375,000	TBD
Mr. Fisher	$ 82,500	$ 165,000	$ 330,000	TBD

*In connection with his transition to a new role effective March 31, 2020, the awards granted to Mr. Troupe under the 2019 LTI Program that were based on a three-year performance period were accelerated and 26,552 Class 2 LTIP Units were vested effective March 31, 2020. In addition, the awards granted to Mr. Troupe under the 2018 LTI Program that were based on a three-year performance period were accelerated and 29,124 Class 2 LTIP Units were vested effective March 31, 2020.

See “Compensation Discussion and Analysis — The Compensation of Our Named Executive Officers for 2019 — LTI Compensation.”

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Matching 401(k) Contributions

In 2019, Messrs. Toomey, Davis, Troupe, Alcock and Fisher each received a non-discretionary 401(k) matching contribution made by us in the amount of $8,400, $8,400, $8,400, $5,600 and $8,400, respectively.  In 2018, Messrs. Toomey, Davis, Troupe, Alcock and Fisher each received a non-discretionary 401(k) matching contribution made by us in the amount of $8,250, $8,250, $8,250, $5,500 and $8,250, respectively. In 2017, Messrs. Toomey, Davis, Troupe, Alcock and Fisher each received a non-discretionary 401(k) matching contribution made by us in the amount of $8,100, $8,100, $8,100, $5,400 and $8,100 respectively.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of the end of the 2019 fiscal year:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Option (#) Exercisable	Number of Securities Underlying Unexercised Option (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Thomas W. Toomey						28,596	$1,335,433	--	--
						25,072	1,170,862	--	--
						--	--	76,192	$3,558,166	(1)
						--	--	76,192	3,558,166	(1)
						--	--	25,398	1,186,087	(1)
						--	--	78,678	3,674,263	(1)
						--	--	82,129	3,835,424	(1)
						--	--	46,928	2,191,538	(1)
						--	--	35,201	1,643,887	(1)
						--	--	70,813	3,306,967	(1)
						--	--	92,880	4,337,496	(1)
						--	--	53,071	2,478,416	(1)
						--	--	39,807	1,858,987	(1)
Jerry A. Davis						2,140	$99,938	--	--
						1,905	88,964	--	--
						8,955	418,199	--	--
						--	--	27,211	$1,270,754	(1)
						--	--	27,211	1,270,754	(1)
						--	--	9,070	423,569	(1)
						--	--	61,818	2,886,901	(1)
						--	--	29,330	1,369,711	(1)
						--	--	16,757	782,552	(1)
						--	--	12,572	587,112	(1)
						--	--	27,818	1,299,101	(1)
						--	--	36,486	1,703,896	(1)
						--	--	20,850	973,695	(1)
						--	--	15,640	730,388	(1)
Warren L. Troupe						7,880	$367,996	--	--
						9,785	456,960	--	--
						12,246	571,888	--	--
						7,093	331,243	--	--
						7,128	332,878	--	--
						4,411	205,994	--	--
						6,184	288,793	--	--
						9,219	430,527	--	--
						9,219	430,527	--	--
						--	--	23,945	$1,118,232	(1)
						--	--	23,945	1,118,232	(1)
						--	--	7,985	372,900	(1)
						--	--	56,201	2,624,587	(1)
Harry G. Alcock						2,858	$133,469	--	--
						8,955	418,199	--	--
						--	--	27,211	$1,270,754	(1)
						--	--	27,211	1,270,754	(1)
						--	--	9,070	423,569	(1)
						--	--	61,818	2,886,901	(1)
						--	--	29,330	1,369,711	(1)
						--	--	16,757	782,552	(1)
						--	--	12,572	587,112	(1)
						--	--	21,074	984,156	(1)
						--	--	27,644	1,290,975	(1)
						--	--	15,794	737,580	(1)
						--	--	11,850	553,395	(1)
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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Joseph D. Fisher	13,908	$649,504	--	--
	6,448	301,122	--	--
	--	--	2,298	$107,317	(1)
	--	--	2,298	107,317	(1)
	--	--	767	35,819	(1)
	--	--	5,442	254,141	(1)
	--	--	5,442	254,141	(1)
	--	--	1,816	84,807	(1)
	--	--	30,911	1,443,544	(1)
	--	--	21,121	986,351	(1)
	--	--	12,071	563,716	(1)
	--	--	9,054	422,822	(1)
	--	--	18,547	866,145	(1)
	--	--	24,325	1,135,978	(1)
	--	--	13,902	649,223	(1)
	--	--	10,423	486,754	(1)
_______________________ (1) STI and LTIP Units granted at maximum including estimated dividend equivalent shares, subject to forfeiture based upon final performance.

The following table provides grant and vesting dates as of December 31, 2019 for each of the unvested stock awards listed in the table above:

	Grant Date	Unvested Shares or Units	Vesting Date

Thomas W. Toomey	1/3/2017	177,782	vests on 2/2020
	2/2/2017	28,596	1/2 vests on 2/2020 and 2/2021
	1/2/2018	25,072	vests on 2/2020
	1/2/2018	164,258	vests on 2/2021
	1/2/2019	78,678	vests on 2/2020
	1/2/2019	70,813	1/2 vests on 2/2020 and 2/2021
	1/2/2019	185,758	vests on 2/2022
Jerry A. Davis	2/5/2016	2,140	vests on 2/2020
	1/3/2017	63,492	vests on 2/2020
	2/2/2017	1,905	vests on 2/2020
	1/2/2018	8,955	vests on 2/2020
	1/2/2018	58,659	vests on 2/2021
	1/2/2019	61,818	vests on 2/2020
	1/2/2019	27,818	1/2 vests on 2/2020 and 2/2021
	1/2/2019	72,976	vests on 2/2022
Warren L. Troupe	1/3/2017	55,875	vests on 2/2020
	1/2/2018	7,880	vests on 2/2020
	1/2/2019	56,201	vests on 2/2020
	1/2/2018	29,124	vests on 3/2020
	1/2/2019	9,219	vests on 2/2020
	1/2/2019	9,219	vests on 3/2020
	1/2/2019	17,723	vests on 3/2020
Harry G. Alcock	1/3/2017	63,492	vests on 2/2020
	2/2/2017	2,858	vests on 2/2020
	1/2/2018	8,955	vests on 2/2020
	1/2/2018	58,659	vests on 2/2021
	1/2/2019	61,818	vests on 2/2020
	1/2/2019	21,074	1/2 vests on 2/2020 and 2/2021
	1/2/2019	55,288	vests on 2/2022
Joseph D. Fisher	1/3/2017	13,908	1/2 vests on 1/2020 and 1/2021
	1/3/2017	18,063	vests on 2/2020
	1/2/2018	6,448	vests on 2/2020
	1/2/2018	42,246	vests on 2/2021
	1/2/2019	30,911	vests on 2/2020
	1/2/2019	18,547	1/2 vests on 2/2020 and 2/2021
	1/2/2019	48,650	vests on 2/2022

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Stock Vested

The following table provides information concerning vesting of stock during the 2019 fiscal year for each of the named executive officers:

	Stock Awards
Name (a)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Thomas W. Toomey	145,391	$6,460,259
Jerry A. Davis	50,912	$2,263,149
Warren L. Troupe	41,226	$1,834,177
Harry G. Alcock	49,722	$2,210,510
Joseph D. Fisher	16,655	$698,758

Pension Benefits Table
We do not have any pension plans for our associates. We do have a 401(k) plan and our matching contributions are included in the Summary Compensation Table under the heading “All Other Compensation.”

Nonqualified Deferred Compensation Table

We do not have any nonqualified deferred compensation plans for our associates.

Employment and Other Agreements

We do not have employment agreements or arrangements with any of our other named executive officers other than the agreements and compensation programs described elsewhere in this proxy statement.

In November 2016, we entered into an aircraft time-share agreement with each of Messrs. Toomey and Troupe, which replaced prior agreements entered into in December 2011.  These agreements were amended and restated in February 2019.  Under each aircraft time-share agreement, we have agreed to lease an aircraft that we own and an aircraft in which we own a fractional interest, including crew and flight services, to Messrs. Toomey and Troupe for personal flights from time to time upon their request. Messrs. Toomey and Troupe will pay us a lease fee as may be set by the board from time to time for the flight expenses that may be charged under applicable regulations. We will invoice Mr. Toomey and Mr. Troupe on the last day of the month in which any respective flight occurs. Each aircraft time-share agreement will remain in effect until terminated by either party upon ten days’ prior written notice. Each agreement automatically terminates upon the date either Mr. Toomey or Mr. Troupe, respectively, are no longer employed by us.

In 2019, Mr. Toomey paid us $182,340 and Mr. Troupe paid us $24,957 for aircraft lease payments as contemplated by these agreements.

Post-Employment Compensation — Severance, Change of Control and Other Arrangements

Change of Control. Under the provisions of our 1999 Long-Term Incentive Plan, all outstanding options, stock appreciation rights and other awards that may be exercised generally become fully exercisable and all restrictions on outstanding awards will lapse upon the occurrence of a change of control unless otherwise provided in the award agreement. “Change of control” is defined in the Plan as (1) a merger or consolidation in which we are not the surviving entity, except for a transaction the principal purpose of which is to change the state in which we are incorporated; (2) the transfer or sale of all or substantially all of our assets other than to an affiliate or subsidiary of ours; (3) the liquidation of our Company; (4) the acquisition by any person, or by a group of persons acting in concert, of more than 50% of our outstanding voting securities, which results in the resignation or addition of 50% or more independent members of our board; (5) certain reverse mergers in which the Company is the surviving entity or (6) a change in the composition of the board over a period of 12

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

months or less such that a majority of the board ceases, by reason of one or more contested elections, to be comprised of individuals who are “continuing directors” (as defined in the Plan). The Plan also provides an exception to the rule that the Compensation Committee may provide that unexercised awards will expire in the event of a change in control if the change in control results from a change in the composition of the board, including a change in the composition of the board resulting from the acquisition of more than 50% of the Company’s outstanding voting securities.

If a change in control occurred effective as of December 31, 2019, the value of the cash payments and the benefits provided (based on the exercise of options and the release of restrictions on previously granted stock awards) to each of the named executive officers would have been as follows:

Name	Cash Payments	Value of Outstanding Options	Value of Outstanding Restricted Stock Awards	Total

Thomas W. Toomey	--	--	$34,135,692	$34,135,692
Jerry A. Davis	--	--	$13,905,532	$13,905,532
Warren L. Troupe	--	--	$8,650,755	$8,650,755
Harry G. Alcock	--	--	$12,709,125	$12,709,125
Joseph D. Fisher	--	--	$8,348,699	$8,348,699

Death, Disability or Retirement. Our 1999 Long-Term Incentive Plan provides that, unless otherwise provided in the award agreement, upon a participant’s death, disability or retirement, all outstanding options, stock appreciation rights and other awards that may be exercised shall become fully exercisable, and all restrictions on outstanding stock awards shall lapse. If the death, disability or retirement of each of our named executive officers occurred as of December 31, 2019, the benefits provided (based upon the exercise of options and the release of restrictions on previously granted stock awards) would have been as follows:

Name	Value of Outstanding Options	Value of Outstanding Restricted Stock Awards	Total

Thomas W. Toomey	--	$34,135,692	$34,135,692
Jerry A. Davis	--	$13,905,532	$13,905,532
Warren L. Troupe	--	$8,650,755	$8,650,755
Harry G. Alcock	--	$12,709,125	$12,709,125
Joseph D. Fisher	--	$8,348,699	$8,348,699

Severance Benefits.  We currently do not have any contractual severance arrangements with our named executive officers.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median annual total compensation of all of our employees and the annual total compensation of Mr. Toomey.  For fiscal 2019, the median of the annual total compensation of all employees of UDR (other than Mr. Toomey) was $66,909, and the annual total compensation of Mr. Toomey, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $6,307,734.  Based on this information, for fiscal 2019, the ratio of the annual total compensation of Mr. Toomey to the median of the annual total compensation of all employees of UDR (other than Mr. Toomey) was 94 to 1.

The ratio of the annual total compensation of Mr. Toomey to the median of the annual total compensation of all employees of UDR (other than Mr. Toomey) presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.  This ratio is not comparable to the ratio reported by other public

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

companies, because each company uses its own assumptions, methodologies and estimates when computing the ratio.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and Mr. Toomey, we took the following steps:

•

We determined that, as of December 28, 2019, our employee population consisted of approximately 1,370 individuals, with all of these individuals located in the United States. This population consisted of our full-time, part-time, and temporary employees, and does not include any independent contractors that we have engaged.

•

To identify the median employee from our employee population, we compared the amount of total compensation (consisting of salaries, rent discounts, 401(k) matching, benefits paid by us, commissions, bonuses and incentive plan awards) of our employees as reflected in our payroll records as of December 28, 2019.  We identified our median employee using this compensation measure, which was consistently applied to all employees included in the calculation.

•

Once we identified our median employee, we combined all of the elements of such employee’s compensation for fiscal 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $66,909.

•	For the annual total compensation of Mr. Toomey, we used the amount reported in the “Total” column (column (j)) of our 2019 Summary Compensation Table included in this proxy statement.

This information is being provided for compliance purposes. Neither the Compensation Committee nor the management of the Company used the pay ratio measure in making compensation decisions.

Compensation Risks

We have reviewed our overall compensation programs and practices for our employees, and we believe that any risks arising from those compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, we reviewed the incentives created by our compensation policies and practices, how those incentives may create risks, and the mitigating factors or controls that addressed the potential adverse effect of any such risks. As with the compensation programs and practices in place for our executive officers, we do not believe that any of our incentive compensation arrangements for employees encourage them to take unnecessary or excessive risks that could threaten the value of our Company.

Transactions with Related Persons

Our board has adopted a policy relating to the review, approval and ratification of transactions with related persons. The Company recognizes that there are situations where related person transactions may be in, or not inconsistent with, the best interest of the Company and therefore the board adopted a written policy to provide a procedure for the review, approval or ratification of related person transactions. The policy applies to any transaction, the amount of which exceeds $120,000, between the Company and any person who is a director, executive officer or the beneficial owner of more than 5% of any class of the Company’s voting securities, and in which such related person had, has or will have a direct or indirect interest. Any related person transaction is subject to approval by the board or the executive committee of the board. To access the guidelines on our website, click on “Investor Relations” and then click on “Corporate Governance.”

68     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Equity Compensation Plan Information

The following table provides information about shares of our common stock that we may issue upon the exercise of options, warrants and rights under our existing equity compensation plans. All information is provided as of December 31, 2019. Our 1999 Long-Term Incentive Plan is our only shareholder approved equity compensation plan.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by the security holders	—	$—	6,303,019
Equity compensation plans not approved by the security holders	—	—	—
Total	—	$—	6,303,019

69     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.

The Audit Committee has reviewed and discussed our unaudited financial statements for the quarters ended March 31, June 30 and September 30, 2019 and our December 31, 2019 audited financial statements with management and with Ernst & Young LLP, our independent accountants. Each member of the Audit Committee is “independent” in accordance with the applicable corporate governance listing standards of the NYSE.

The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has received from Ernst & Young LLP the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence, regarding their independence, and has discussed with Ernst & Young LLP their independence relative to us, including whether the provision of their services is compatible with maintaining Ernst & Young LLP’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board that the December 31, 2019 audited financial statements be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Clint D. McDonnough, Chair
Katherine A. Cattanach
Mary Ann King

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

AUDIT MATTERS

Audit Fees

In connection with the audit of the 2019 financial statements, we entered into an engagement agreement with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP will perform audit services for us. That agreement is subject to alternative dispute resolution procedures.

The following table sets forth the aggregate fees billed or to be billed by Ernst & Young LLP for the following services during fiscal 2019 and fiscal 2018:

Description of Services	2019	2018

Audit Fees(1)	$1,813,186	$1,325,590
Audit-Related Fees(2)	—	—
Tax Fees(3)	106,539	75,597
All Other Fees	—	—
Total	$1,919,725	$1,401,187

(1)

Audit fees consist of fees for the audit and review of the Company’s consolidated financial statements, acquisition audits, statutory audits, comfort letters, consents, debt covenant letters and assistance with and review of documents filed with the SEC.

(2)

Audit-related fees consist of fees for audit-related services for partnership and benefit plan audits, review of proxy materials, accounting advice in connection with specific transactions, internal control reviews and various attestation engagements.

(3)	Tax fees consist of fees for tax compliance, tax advisory services (1031 and state planning) and tax planning.

Pre-Approval Policies and Procedures

The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for the Company by the independent auditors. All of the fees paid to the independent auditors that are shown in the chart above for 2019 were approved by the Audit Committee in accordance with the procedures described below.

The Audit Committee reviews at its meetings audit and non-audit services proposed to be provided by the independent registered public accounting firm. The Committee has delegated to the Chair, or an alternate member of the Audit Committee, the authority to grant pre-approvals if either deems it necessary or appropriate to consider a pre-approval request without a meeting of the full Audit Committee. Pre-approvals by the Chair or alternate member are reviewed with the Audit Committee at its next regularly scheduled meeting.

In considering the pre-approval of proposed audit or non-audit services by the independent auditors, management reviews with the Audit Committee or its delegate, a description of and the budget for the proposed service and the reasons that the independent auditors are being requested to provide the services, including any possible impact on the independence of the independent auditors. Additional Audit Committee approval is required if the pre-approved services exceed the pre-approved budgeted amount for the services.

71     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENTS OF INDEPENDENT AUDITORS

Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal 2019.  Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal 2020. We expect that a representative of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions from shareholders.

Vote Required and Board of Directors’ Recommendation

Although it is not required to do so, the board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the shareholders at the meeting in order to ascertain the view of our shareholders regarding such selection. The affirmative vote of a majority of the votes cast at the meeting will be required to approve this proposal. In the event the shareholders do not ratify this appointment, the Audit Committee will reconsider its selection, but still may determine that the appointment of our independent registered public accounting firm is in the best interests of the Company and its shareholders. Even if the appointment is ratified by the shareholders, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

 Our board recommends that the shareholders vote “FOR”

the ratification of the appointment of Ernst & Young LLP

as our independent registered public accounting firm for fiscal 2020.

72     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act enables our shareholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain executive talent and to align the interests of our named executive officers with the interests of the Company and our shareholders by providing market competitive compensation that is closely tied to short-term and long-term performance goals set by our Compensation Committee. The compensation of our named executive officers is comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation. Please read the “Executive Compensation” section beginning on page 31, which includes the Compensation Discussion and Analysis, the tabular disclosure regarding the compensation of our named executive officers and the accompanying narrative disclosure set forth in this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2019 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. Accordingly, our board is asking our shareholders to cast a non-binding advisory vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

Vote Required and Board of Directors’ Recommendation

The vote on the compensation of our named executive officers as disclosed in this proxy statement is advisory, and therefore not binding on the Company, the Compensation Committee or our board. Our board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We have determined that our shareholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our named executive officers will be at the 2021 annual meeting of shareholders. The affirmative vote of a majority of votes cast is required to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

 Our board recommends that the shareholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

73     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Why did you provide this proxy statement to me?

We are providing this proxy statement and proxy card to you on the Internet or, upon your request, we are sending printed versions of this proxy statement and proxy card to you by mail, because you owned shares of our common stock and/or our Series E preferred stock or our Series F preferred stock at the close of business on March 23, 2020, which is the record date for the meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

The holders of shares of our common stock and our Series E and Series F preferred stock outstanding at the close of business on the record date are entitled to receive notice of the meeting and are entitled to one vote for each share held on each proposal presented at the meeting. Cumulative voting is not permitted. At the record date of March 23, 2020, we had 294,881,038 shares of common stock, 2,780,994 shares of our Series E preferred stock and 14,543,281 shares of Series F preferred stock issued and outstanding.

When you vote, you appoint James D. Klingbeil and Thomas W. Toomey, or either of them, as your representatives at the meeting. Messrs. Klingbeil and Toomey will vote your shares at the meeting as you instructed them when you voted. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should vote by telephone, through the Internet or, if you have requested and received a paper copy of the proxy statement, by completing, signing and returning the paper proxy card enclosed with this proxy statement in advance of the meeting, in case your plans change.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record, we may furnish proxy materials, including this proxy statement and our 2019 Annual Report, by providing access to such documents on the Internet. Most shareholders will not receive printed copies of the proxy materials unless they request them, in which case printed copies of the proxy materials will be provided at no charge.

Instead of mailing a printed copy of our proxy materials to each shareholder of record, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) was mailed to such shareholders on or about April 2, 2020 that instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet or by telephone.

Any shareholder may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions set forth in the Notice of Internet Availability. Choosing to receive future proxy materials by e-mail will save us the cost of printing and delivering documents to shareholders and will reduce the environmental impact of our annual meetings. A shareholder’s election to receive proxy materials by e-mail will remain in effect until the shareholder terminates the election.

74     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

What constitutes a quorum in order to hold and transact business at the meeting?

The presence, in person or by proxy, of holders of at least a majority of the total number of shares of our outstanding common stock, Series E preferred stock and Series F preferred stock, taken together, as of the record date, constitutes a quorum that is required to hold the meeting and to conduct business. If a quorum is not present at the meeting, the meeting may be adjourned from time to time until a quorum is obtained. Your shares will be counted as being present at the meeting if you vote your shares in person at the meeting, if you vote your shares by telephone or through the Internet, or if you submit a properly executed proxy card. Votes against a particular proposal will be counted to determine the presence of a quorum. Abstentions, broker non-votes, which are explained below, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present at the meeting for purposes of obtaining a quorum. Each will be tabulated separately.

How do I vote?

For Shares Directly Registered in Your Name:	If you hold your shares in your own name as holder of record with Wells Fargo Shareowner Services, there are four different ways to vote:
	•	Internet: You can go to www.proxyvote.com and vote through the Internet.
	•	Telephone: You can submit your vote by proxy over the telephone by following the instructions provided on the separate proxy card if you received a printed set of the proxy materials.
•

Mail:  If you have requested and received a paper copy of the proxy statement, you can mark, sign, date and return the paper proxy card enclosed with the proxy statement in the postage-paid envelope that we have provided to you. Please note that if you vote through the Internet or by telephone, you do not need to return your proxy card.

•

In person:  If you are a shareholder as of the record date, you may vote in person at the meeting. Submitting a proxy prior to the meeting will not prevent a shareholder from attending the meeting and voting in person.

All valid proxies received and not revoked prior to the meeting will be voted in accordance with each shareholder’s instructions.
For Shares Held in “Street Name:”

If your shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee that you must follow in order to have your shares voted. “Street name” shareholders who wish to vote in person at the meeting will need to obtain a proxy form from the brokerage firm, bank or other nominee that holds their shares of record.

In addition, a number of brokers and banks are participating in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. This program is different from the program provided by Wells Fargo Shareowner Services for shares registered directly in the name of the shareholder. If your shares are held in an account with a broker or a bank participating in the Broadridge program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at the Broadridge voting website (www.proxyvote.com).

75     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

How will my proxy be voted?

All shares represented by properly executed proxies received in time for the meeting will be voted at the meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by proxies will be voted:

•	FOR the election of all nominees for director.
•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2020.
•	FOR the approval, on an advisory basis, of the compensation of our named executive officers disclosed in this proxy statement.

Will other matters be voted on at the annual meeting?

We have not received notice of any other matters that may properly be presented at the meeting. However, if a matter comes up for vote at the meeting that is not described in this proxy statement or listed on the proxy card, Messrs. Klingbeil and Toomey will vote your shares, under your proxy, in their discretion. It is the intention of Messrs. Klingbeil and Toomey to vote the shares they represent as directed by the board.

Can I revoke my proxy and change my vote?

Yes. If you are a record holder of your shares, you may revoke your proxy at any time prior to the date of the meeting by:

•	submitting a later-dated vote in person at the meeting, through the Internet, by telephone or, if you originally voted by returning a paper proxy card to us, by mail; or

•

delivering instructions to the attention of the Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540. Any notice of revocation sent to us must include the shareholder’s name and must be received prior to the date of the meeting to be effective.

If you hold your shares in “street name,” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

What vote is required for the proposals if a quorum is present?

•	The affirmative vote of a majority of the votes cast is required for the election of a director in Proposal 1.
•

The affirmative vote of a majority of the votes cast is required to approve Proposal No. 2, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2019.

•

The affirmative vote of a majority of the votes cast is required to approve, on an advisory basis, the compensation of our named executive officers disclosed in this proxy statement, as specified in Proposal No. 3.

76     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

What is an abstention, and how will it affect the vote on a proposal?

An “abstention” occurs when the beneficial owner of shares is present, in person or by proxy, and entitled to vote at the meeting (or when a nominee holding shares for a beneficial owner is present and entitled to vote at the meeting), but such person does not vote on the particular proposal. For purposes of Proposal Nos. 1, 2 and 3, abstentions will not be counted as votes cast and will have no effect on the results of the vote with respect to such proposals.  Abstentions will be considered present for the purpose of determining the presence of a quorum.

What are broker non-votes, and how will they affect the vote on a proposal?

A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Under applicable rules, brokers or other nominees have discretionary voting power with respect to matters that are considered routine, but not with respect to non-routine matters. A broker or other nominee cannot vote without instructions on non-routine matters, therefore there may be broker non-votes on any such proposals. Broker non-votes will have no effect on the voting results for Proposal Nos. 1, 2 and 3.  Broker non-votes will be considered present for the purpose of determining the presence of a quorum.

The effect of broker non-votes is summarized in the table below:

	Proposal No. 1: Election of Directors	Proposal No. 2: Ratification of Independent Registered Public Accounting Firm	Proposal No. 3: Advisory Vote on Executive Compensation
Status of the matter	Non-routine	Routine	Non-Routine
Possibility of broker non-votes on the Proposal	Yes	No	Yes
Status of broker non-votes for purposes of determining whether shareholder approval has been obtained for the Proposal	Broker non-votes are not deemed to be votes cast	N/A	Broker non-votes are not deemed to be votes cast
Status of broker non-votes for quorum purposes	Considered present	N/A	Considered present

Who will tabulate the votes?

Broadridge will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting.

Who is soliciting the proxy, and who will pay for the proxy solicitation?

This solicitation is being made on behalf of our board, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, e-mail or personal interview. We will bear the expense of the preparation, printing and delivery of the enclosed form of proxy, notice of annual meeting of shareholders and this proxy statement and any additional materials relating to the meeting that may be furnished to our shareholders by our board subsequent to the furnishing of this proxy statement. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of shareholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or employees, without additional compensation.

Where do I find the voting results of the meeting?

We will announce the preliminary voting results at the meeting and publish the final results in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

77     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

OTHER MATTERS

Delivery of Voting Materials

To reduce the expenses of delivering duplicate materials to our shareholders, we are delivering one copy of the Notice of Internet Availability to shareholders who share the same address unless otherwise requested. The Notice of Internet Availability will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy through the Internet. If you would like to receive a paper or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability.

If you share an address with another shareholder and have received only one copy of the Notice of Internet Availability, and would like to request a separate copy of the Notice of Internet Availability, you may write or call us to request a separate copy of the Notice of Internet Availability at no cost to you. For future annual meetings, you may request a separate copy of the Notice of Internet Availability or request that we only send one copy of the Notice of Internet Availability to you if you are receiving multiple copies by calling us at (720) 283-6120 or by writing to us to the attention of Investor Relations, 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.

Annual Report

We will, upon written request and without charge, provide to any person solicited hereunder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, including financial statements and financial statement schedules, as filed with the SEC. Requests should be addressed to the attention of Investor Relations, 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.

Shareholder Proposals for the 2021 Annual Meeting of Shareholders

The submission deadline for shareholder proposals to be included in our proxy materials for the 2021 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act is December 3, 2020, except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and should be sent to our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.

Advance Notice Procedures for the 2021 Annual Meeting of Shareholders

In accordance with our bylaws, any shareholder who intends to submit a proposal at our 2021 annual meeting of shareholders, or bring a director nominee before the meeting, must, in addition to complying with applicable laws and regulations and the requirements of our bylaws, provide written notice to us for consideration no sooner than November 3, 2020 and no later than December 3, 2020. Such notice should be sent to our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540. Please refer to the full text of our advance notice Bylaw provisions for additional information and requirements. A copy of our bylaws may be obtained by writing to our Corporate Secretary at the address listed above or by visiting the Investor Relations page of our website at ir.udr.com and then clicking on “Corporate Governance.”

Proxy Access Procedures for the 2021 Annual Meeting of Shareholders

In order to be eligible to require that the Company include an eligible shareholder nominee in the proxy materials for the 2021 annual meeting of shareholders pursuant to Section 2.15 of the Company’s bylaws, an eligible shareholder must provide to the Company, in proper form and within the times specified, (i) a written notice expressly electing to have such shareholder nominee included in the Company’s proxy materials pursuant to Section 2.15 (a “Notice of Proxy Access Nomination”) and (ii) any updates or supplements to such Notice of Proxy Access Nomination. To be timely, the Notice of Proxy Access Nomination must be so delivered or mailed to and received at the principal executive offices of the corporation not less than one hundred twenty

78     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

(120) days (December 3, 2020) nor more than one hundred fifty (150) days (November  3, 2020) prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the 2020 annual meeting of shareholders. Such notice should be sent to our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540. Please refer to the full text of our advance notice Bylaw provisions for additional information and requirements. A copy of our bylaws may be obtained by writing to our Corporate Secretary at the address listed above or by visiting the Investor Relations page of our website at ir.udr.com and then clicking on “Corporate Governance.”

It is important that proxies be returned promptly. We depend upon all shareholders promptly signing and returning the enclosed proxy to avoid costly solicitation. You can save us considerable expense by signing and returning your proxy at once. You may also vote electronically through the Internet or by telephone as shown on the enclosed proxy card and as discussed above.

We intend to hold our annual meeting in person. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments have imposed or may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting by means of remote communication. Please monitor our annual meeting website at https://www.udr.com/2020annualmeeting for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date.

Dated: April 2, 2020	For the Board of Directors
UDR, INC.

WARREN L. TROUPE
Corporate Secretary

79     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

DEFINITIONS

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided below (dollars in thousands).

Consolidated Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided below (dollars in thousands).

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items:  The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided below (dollars in thousands).

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):  The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of NAREIT in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided below (dollars in thousands).

A reconciliation between Net income/(loss) and EBITDAre and a reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items, Consolidated Interest Coverage Ratio - adjusted for non-recurring items and Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items is provided below (dollars in thousands).

Quarter Ended December 31, 2019
Net income/(loss)	$105,237
Adjustments:
Interest expense, including costs associated with debt extinguishment	60,435
Real estate depreciation and amortization	143,464
Other depreciation and amortization	1,713
Tax provision/(benefit), net	2
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures	(94,459)
EBITDAre	$216,392

Casualty-related charges/(recoveries), net	1,463
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	50
Unrealized (gain)/loss on unconsolidated investments	73
Severance costs and other restructuring expense	116
(Income)/loss from unconsolidated entities	(118,486)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures	94,459
Management fee expense on unconsolidated joint ventures	(958)
Consolidated EBITDAre - adjusted for non-recurring items	$193,109

80     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

Annualized consolidated EBITDAre - adjusted for non-recurring items	$772,436
Interest expense, including costs associated with debt extinguishment	60,435
Capitalized interest expense	1,388
Total interest	$61,823
Cost associated with debt extinguishment	(23,311)
Total interest - adjusted for non-recurring items	$38,512
Preferred dividends	$1,031
Total debt	$4,707,524
Cash	(8,106)
Net debt	$4,699,418
Consolidated Interest Coverage Ratio - adjusted for non-recurring items	5.0x
Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items	4.9x
Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items	6.1x

81     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

The following tables outline our reconciliation of Net income/(loss) attributable to common stockholders to FFO, FFO as Adjusted, and AFFO for the years ended December 31, 2019, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 (dollars in thousands):

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net income/(loss) attributable to common stockholders	$180,861	$199,238	$117,850	$289,001	$336,661
Real estate depreciation and amortization	501,257	429,006	430,054	419,615	374,598
Noncontrolling interests	14,614	18,436	11,097	27,662	16,776
Real estate depreciation and amortization on unconsolidated joint ventures	57,954	61,871	57,102	47,832	38,652
Cumulative effect of change in accounting principle	-	(2,100)	-	-	-
Net gain on the sale of unconsolidated depreciable property	(125,407)	-	(35,363)	(47,848)	(59,445)
Net gain on the sale of depreciable real estate owned	-	(136,197)	(41,824)	(209,166)	(251,677)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$629,279	$570,254	$538,916	$527,096	$455,565
Distributions to preferred stockholders - Series E (Convertible)	4,104	3,868	3,708	3,717	3,722
FFO attributable to common stockholders and unitholders, diluted	$633,383	$574,122	$542,624	$530,813	$459,287
Income/(loss) per weighted average common share, diluted	$0.63	$0.74	$0.44	$1.08	$1.29
FFO per weighted average common share and unit, basic	$2.04	$1.95	$1.85	$1.81	$1.68
FFO per weighted average common share and unit, diluted	$2.03	$1.93	$1.83	$1.80	$1.66
Weighted average number of common shares and OP/DownREIT Units outstanding - basic	308,020	292,727	291,845	290,516	271,616
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding - diluted	311,799	297,042	296,672	295,469	276,699

Impact of adjustments to FFO:
Cost associated with debt extinguishment and other	$29,594	$3,476	$9,212	$1,729	$-
Acquisition-related costs/(fees)	-	-	371	213	3,586
Texas joint venture promote and disposition fee income	-	-	-	-	(10,005)
Long-term incentive plan transition costs	-	-	-	898	3,537
Promoted interest on settlement of note receivable, net of tax	(6,482)	-	-	-	-
Legal and other costs	3,660	1,622	-	(480)	705
Net gain on the sale of non-depreciable real estate owned	(5,282)	-	(1,580)	(1,685)	-
Net loss on sale of unconsolidated land	-	-	-	1,016	-
Unrealized (gain)/loss on unconsolidated investments, net of tax	(3,300)	-	-	-	-
Joint venture development success fee	(3,750)	-	-	-	-
Severance costs and other restructuring expense	390	114	624	871	-
Tax benefit associated with the conversion of certain TRS entities into REITs	-	-	-	(2,436)	-
Casualty-related charges/(recoveries), net	636	2,364	4,504	732	2,335
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	(374)	-	(881)	(3,752)	2,474
	$15,092	$7,576	$12,250	$(2,894)	$2,632
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$648,475	$581,698	$554,874	$527,919	$461,919

FFO as Adjusted per weighted average common share and unit, diluted	$2.08	$1.96	$1.87	$1.79	$1.67

Recurring capital expenditures	(51,246)	(46,915)	(46,034)	(47,257)	(45,467)
AFFO attributable to common stockholders and unitholders, diluted	$597,229	$534,783	$508,840	$480,662	$416,452

AFFO per weighted average common share and unit, diluted	$1.92	$1.80	$1.72	$1.63	$1.51

82     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

	Year Ended December 31,
	2014	2013	2012	2011	2010	2009
						(1)
Net income/(loss) attributable to common stockholders	$150,610	$41,088	$203,376	$10,537	$(112,362)	$(95,858)
Real estate depreciation and amortization	358,154	341,490	350,400	370,343	303,446	278,391
Noncontrolling interests	5,508	1,470	8,126	562	(3,689)	(4,091)
Real estate depreciation and amortization on unconsolidated joint ventures	42,133	33,180	32,531	11,631	5,698	4,759
Cumulative effect of change in accounting principle	-	-	-	-	-	-
Net gain on the sale of unconsolidated depreciable property	-	-	-	-	-	-
Net gain on the sale of depreciable real estate owned	(144,703)	(40,450)	(243,805)	(123,217)	(4,048)	(2,343)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$411,702	$376,778	$350,628	$269,856	$189,045	$180,858
Distributions to preferred stockholders - Series E (Convertible)	3,724	3,724	3,724	3,724	3,726	3,724
FFO attributable to common stockholders and unitholders, diluted	$415,426	$380,502	$354,352	$273,580	$192,771	$184,582
Income/(loss) per weighted average common share, diluted	$0.59	$0.16	$0.85	$0.05	$(0.68)	$(0.64)
FFO per weighted average common share and unit, basic	$1.58	$1.45	$1.41	$1.29	$1.10	$1.18
FFO per weighted average common share and unit, diluted	$1.56	$1.44	$1.40	$1.28	$1.09	$1.16
Weighted average number of common shares and OP/DownREIT Units outstanding - basic	260,775	259,306	248,262	208,896	171,569	155,796
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding - diluted	265,728	263,926	252,659	214,086	176,900	159,561

Impact of adjustments to FFO:
Cost associated with debt extinguishment and other	$192	$178	$(277)	$4,602	$(3,521)	$772
Acquisition-related costs/(fees)	442	(254)	2,762	6,076	2,865	274
Redemption of preferred stock	-	-	2,791	175	(25)	-
Joint venture financing and acquisition fee	-	-	-	(2,335)	(982)	-
Net gain on the sale of non-depreciable real estate owned	1,056	-	-	-	-	-
Gain on sale of TRS property/marketable securities	-	(2,651)	(7,749)	(9,780)	-	-
Net gain on prepayment of note receivable	(8,411)	-	-	-	-	-
Severance costs and other restructuring expense	-	-	733	1,342	6,803	-
Tax benefit associated with the conversion of certain TRS entities into REITs	(5,770)	-	-	-	-	-
Reversal of deferred tax valuation allowance	-	-	(21,530)	-	-	-
Casualty-related charges/(recoveries), net	541	(9,665)	9,262	-	567	127
	$(11,950)	$(12,392)	$(14,008)	$80	$5,707	$1,173

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$403,476	$368,110	$340,344	$273,660	$198,478	$185,755

FFO as Adjusted per weighted average common share and unit, diluted	$1.52	1.39	$1.35	$1.28	$1.12	$1.16

Recurring capital expenditures	(43,921)	(42,707)	(42,249)	(44,563)	(32,066)	(29,313)
AFFO attributable to common stockholders and unitholders, diluted	$359,555	$325,403	$298,095	$229,097	$166,412	$156,442

AFFO per weighted average common share and unit, diluted	$1.35	$1.23	$1.18	$1.07	$0.94	$0.98

____________________

(1)

The Company did not previously report FFO as Adjusted or AFFO for the year ended December 31, 2009 in accordance with the Company's current definitions.  The Company presented a reconciliation from net income/(loss) attributable to common stockholders to FFO as Adjusted and AFFO in the table above to conform to the current presentation.

83     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

The following tables are our reconciliation of FFO share information to weighted average common shares outstanding, basic and diluted, for the years ended December 31, 2019, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 (shares in thousands):

	Year Ended December 31,
	2019	2018	2017	2016	2015
Weighted average number of common shares and OP/DownREIT Units outstanding — basic	308,020	292,727	291,845	290,516	271,616
Weighted average number of OP/DownREIT Units outstanding	(22,773)	(24,548)	(24,821)	(25,130)	(12,947)
Weighted average number of common shares outstanding — basic	285,247	268,179	267,024	265,386	258,669

Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding — diluted	311,799	297,042	296,672	295,469	276,699
Weighted average number of OP/DownREIT Units outstanding	(22,773)	(24,548)	(24,821)	(25,130)	(12,947)
Weighted average incremental shares from assumed conversion of stock options	-	-	-	-	-
Weighted average incremental shares from unvested restricted stock	-	-	-	-	-
Weighted average number of Series E Cumulative Convertible Preferred shares outstanding	(3,011)	(3,011)	(3,021)	(3,028)	-
Weighted average number of common shares outstanding — diluted	286,015	269,483	268,830	267,311	263,752

	Year Ended December 31,
	2014	2013	2012	2011	2010	2009
Weighted average number of common shares and OP/DownREIT Units outstanding — basic	260,775	259,306	248,262	208,896	171,569	155,796
Weighted average number of OP/DownREIT Units outstanding	(9,247)	(9,337)	(9,411)	(7,602)	(5,712)	(6,706)
Weighted average number of common shares outstanding — basic	251,528	249,969	238,851	201,294	165,857	149,090

Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding — diluted	265,728	263,926	252,659	214,086	176,900	159,561
Weighted average number of OP/DownREIT Units outstanding	(9,247)	(9,337)	(9,411)	(7,602)	(5,712)	(6,706)
Weighted average incremental shares from assumed conversion of stock options	-	(1,169)	(1,213)	(1,297)	(1,637)	(567)
Weighted average incremental shares from unvested restricted stock	-	(415)	(148)	(857)	(658)	(162)
Weighted average number of Series E Cumulative Convertible Preferred shares outstanding	(3,036)	(3,036)	(3,036)	(3,036)	(3,036)	(3,036)
Weighted average number of common shares outstanding — diluted	253,445	249,969	238,851	201,294	165,857	149,090

84     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

UDR, INC. 1745 SHEA CENTER DRIVE SUITE 200 HIGHLANDS RANCH, CO 80129

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by UDR, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access Shareholder Communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to UDR, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
				E96674-P33036	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote “FOR” each of the nominees listed in Item 1:
1.	ELECTION OF DIRECTORS
Nominees:	For	Against	Abstain
1a. Katherine A. Cattanach	◻	◻	◻	The Board of Directors recommends that you vote “FOR” Items 2 and 3:		For	Against	Abstain
1b. Jon A. Grove	◻	◻	◻	2.	To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2020.	◻	◻	◻
1c. Mary Ann King	◻	◻	◻	3.	Advisory vote to approve named executive officer compensation.	◻	◻	◻
1d. James D. Klingbeil	◻	◻	◻	4.	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.
1e. Clint D. McDonnough	◻	◻	◻

NOTE: The shares represented by this proxy with properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). It no direction is made, this proxy will be voted FOR each of the nominees listed in Item 1 and FOR Items 2 and 3. If any other matters properly come before the meeting or any adjournment of the meeting, the person(s) named in this proxy will vote in their discretion.

1f. Robert A. McNamara	◻	◻	◻
1g. Mark R. Patterson	◻	◻	◻
1h. Thomas W. Toomey	◻	◻	◻

For address changes, please check this box and write them on the back where indicated.			◻

Please indicate if you plan to attend this meeting.	◻	◻						
	Yes	No


Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

85     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020

UDR, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2020

10:00 a.m., Local Time

The Ritz-Carlton Denver

1881 Curtis Street

Denver, CO 80202

This proxy is solicited on behalf of the Board of Directors of UDR, Inc. for use at the Annual Meeting on May 21, 2020.

The shares of stock held in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" each of the nominees listed in Item 1, and "FOR" Items 2 and 3.

By signing the proxy, you (i) acknowledge receipt of the notice of annual meeting of shareholders and proxy statement, each dated April 2, 2020, (ii) revoke all prior proxies, and (iii) appoint James D. Klingbeil and Thomas W. Toomey, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute and hereby authorize(s) them to represent and to vote the shares which you would be entitled to vote if then and there personally present on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and any adjournment thereof.

See reverse for voting instructions

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

UDR, Inc.'s Notice of Annual Meeting and Proxy Statement, Form 10-K for the year ended December 31, 2019 and Shareholder Letter are available on the Internet at www.proxyvote.com.

E96675-P33036

UDR, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

MAY 21, 2020

The shareholder(s) hereby appoint(s) James D. Klingbeil and Thomas W. Toomey, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock, Series E preferred stock or Series F preferred stock of UDR, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., Local Time on May 21, 2020, at The Ritz-Carlton Denver, 1881 Curtis Street, Denver, CO 80202, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR ITEMS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE
Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE

86     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2020